                                                                      Exhibit 99

               Banc of America Securities [LOGO]


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-D
$1,079,863,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 3-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

Bank of America. [LOGO]


April 6, 2004

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-D $1,079,863,000 (approximate)


--------------------------------------------------------------------------------------------------------------
                                                To Roll /(1)/
--------------------------------------------------------------------------------------------------------------

                                                                              Expected
                                                        Est.   Est. Prin.    Maturity to             Expected
             Approx.                                    WAL      Window       Roll @ 25    Delay      Ratings
   Class    Size /(2)/   Interest - Principal Type     (yrs)     (mos)           CPR       Days    (S&P/Fitch)
Offered Certificates
---------------------

   1-A-1   $200,512,000   Variable - Pass-thru  /(3)/   1.95    1 - 36       04/25/07        24     AAA / AAA
   2-A-1    200,000,000   Variable - Pass-thru  /(4)/   2.57    1 - 59       03/25/09        24     AAA / AAA
   2-A-2    399,301,000   Variable - Pass-thru  /(4)/   2.57    1 - 59       03/25/09        24     AAA / AAA
   2-A-3     64,667,000   Variable - Sequential /(5)/   0.50    1 - 12       04/25/05         0     AAA / AAA
   2-A-4     25,274,000   Variable - Sequential /(5)/   1.25   12 - 18       10/25/05         0     AAA / AAA
   2-A-5     45,050,000   Variable - Sequential /(5)/   2.00   18 - 31       11/25/06        24     AAA / AAA
   2-A-6     27,724,000   Variable - Sequential /(5)/   3.00   31 - 42       10/25/07        24     AAA / AAA
   2-A-7     29,389,000   Variable - Sequential /(4)/   4.13   42 - 59       03/25/09        24     AAA / AAA
   2-A-8     57,896,000   Variable - Sequential /(4)/   4.91   59 - 59       03/25/09        24     AAA / AAA
   3-A-1     30,050,000   Variable - Pass-thru  /(6)/   2.86    1 - 83       03/25/11        24     AAA / AAA

Not Offered Hereunder
----------------------
     B-1   $ 14,428,000                                                                                  N.A.
     B-2      5,549,000                                                                                  N.A.
     B-3      3,329,000                                                                                  N.A.
     B-4      3,330,000                                                                                  N.A.
     B-5      2,220,000                                                                                  N.A.
     B-6      1,109,951                                                                                  N.A.
   1-A-R            100                                                                                  N.A.
 2-A-8-IO       TBD       Fixed -Interest Only                                                           N.A.
  2-A-IO        TBD       Variable -Interest Only                                                        N.A.
     SES        TBD       Interest Only /(7)/                                                            N.A.
    1-IO        TBD       Fixed -Interest Only                                                           N.A.
    2-IO        TBD       Fixed -Interest Only                                                           N.A.
    3-IO        TBD       Fixed -Interest Only                                                           N.A.
--------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 2

BoAMS 2004-D $1,079,863,000 (approximate)


(6) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 3

BoAMS 2004-D $1,079,863,000 (approximate)


---------------------------------------------------------------------------------------------------------------
                                                  To Maturity
---------------------------------------------------------------------------------------------------------------

                                                        Est.   Est. Prin.  Expected                  Expected
             Approx.                                    WAL     Window       Final         Delay      Ratings
   Class    Size /(1)/   Interest - Principal Type     (yrs)     (mos)     Maturity /(2)/   Days    (S&P/Fitch)
Offered Certificates
--------------------

   1-A-1   $200,512,000   Variable - Pass-thru  /(3)/   3.19    1 - 360      04/25/34        24     AAA / AAA
   2-A-1    200,000,000   Variable - Pass-thru  /(4)/   3.29    1 - 360      04/25/34        24     AAA / AAA
   2-A-2    399,301,000   Variable - Pass-thru  /(4)/   3.29    1 - 360      04/25/34        24     AAA / AAA
   2-A-3     64,667,000   Variable - Sequential /(5)/   0.50    1 - 360      04/25/34         0     AAA / AAA
   2-A-4     25,274,000   Variable - Sequential /(5)/   1.25    1 - 360      04/25/34         0     AAA / AAA
   2-A-5     45,050,000   Variable - Sequential /(5)/   2.00    1 - 360      04/25/34        24     AAA / AAA
   2-A-6     27,724,000   Variable - Sequential /(5)/   3.00    1 - 360      04/25/34        24     AAA / AAA
   2-A-7     29,389,000   Variable - Sequential /(4)/   4.13    1 - 360      04/25/34        24     AAA / AAA
   2-A-8     57,896,000   Variable - Sequential /(4)/   8.01    1 - 360      04/25/34        24     AAA / AAA
   3-A-1     30,050,000   Variable - Pass-thru  /(6)/   3.23    1 - 360      04/25/34        24     AAA / AAA
---------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 4

BoAMS 2004-D $1,079,863,000 (approximate)

                              Preliminary Summary of Terms

Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2004-D

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank, National Association

Transaction Size:             $1,109,829,052

Securities Offered:           $200,512,000 Class 1-A-1 Certificates

                              $200,000,000 Class 2-A-1 Certificates

                              $399,301,000 Class 2-A-2 Certificates

                              $64,667,000 Class 2-A-3 Certificates

                              $25,274,000 Class 2-A-4 Certificates

                              $45,050,000 Class 2-A-5 Certificates

                              $27,724,000 Class 2-A-6 Certificates

                              $29,389,000 Class 2-A-7 Certificates

                              $57,896,000 Class 2-A-8 Certificates

                              $30,050,000 Class 3-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.28% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Standard & Poor's (Class A Certificates and
                              Subordinate Certificates except for the Class
                              B-6 Certificates) and Fitch Ratings (Class A
                              Certificates and the Class B-2 and B-3
                              Certificates).

Expected Pricing Date:        Week of April 5, 2004

Expected Closing Date:        April 29, 2004

Collection Period:            The calendar month preceding the current
                              Distribution Date

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 5

BoAMS 2004-D $1,079,863,000 (approximate)


                                Preliminary Summary of Terms

Distribution Date:              25th of each month, or the next succeeding
                                business day (First Payment Date: May 25, 2004)

Cut-Off Date:                   April 1, 2004

Class A Certificates: Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
                                2-A-IO, 2-A-8-IO and 3-A-1 Certificates (the
                                "Class A Certificates"). The Class 2-A-IO and Class 2-A-8-IO Certificates are not offered hereunder.

Subordinate                     Certificates: Class B-1, B-2, B-3, B-4, B-5, and
                                B-6 Certificates (the "Class B Certificates").
                                The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:         Class 1-A-1 and 1-A-R

Group 2-A Certificates:         Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
                                2-A-7, 2-A-8, 2-A-IO and 2-A-8-IO

Group 3-A Certificates:         Class 3-A-1

Day Count:                      30/360

Group 1, Group 2 and Group 3    25% CPR
Prepayment Speed:

Clearing:                       DTC, Clearstream and Euroclear

                                  Original Certificate       Minimum       Incremental
Denominations:                            Form            Denominations   Denominations
                                          ----            -------------   -------------
  Class 1-A, 2-A, and 3-A              Book Entry            $1,000            $1
    Offered  Certificates

SMMEA Eligibility:              The Class A Certificates and the Class B-1
                                Certificates are expected to constitute
                                "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:              All of the Offered Certificates are expected to
                                be ERISA eligible.

Tax Structure:                  REMIC

Optional Clean-up Call:         Any Distribution Date on or after which the
                                Aggregate Principal Balance of the Mortgage
                                Loans declines to 10% or less of the Aggregate
                                Principal Balance as of the Cut-Off Date
                                ("Cut-Off Date Pool Principal Balance").

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 6

BoAMS 2004-D $1,079,863,000 (approximate)


                                Preliminary Summary of Terms

Principal Distribution:         Principal will be allocated to the certificates
                                according to the Priority of Distributions: The
                                Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal
                                Distribution Amount will generally be allocated to the Group 2-A Certificates as follows:
                                concurrently, approximately [_]% to the Class
                                2-A-1 and [_]% to the Class 2-A-2 Certificates pro-rata until their class balances have been reduced to zero and approximately [_]% sequentially to the Class 2-A-3, Class 2-A-4,
                                Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class
                                2-A-8 Certificates, in that order, until their class balances have been reduced to zero. The
                                Group 3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A
                                Certificates pro-rata until their class balances have been reduced to zero. The Subordinate
                                Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another
                                Group (Please see the Priority of Distributions section.)

Interest Accrual:               Interest will accrue on the Class 1-A-1, 2-A-1,
                                2-A-2, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 3-A-1
                                Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period"). The initial
                                Regular Interest Accrual Period will be deemed to have commenced on April 1, 2004. Interest will accrue on the Class 2-A-3 and 2-A-4
                                Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution
                                Date occurs and ending on the 24th day of the month in which such Distribution Date occurs
                                (the "Class 2-A-3 Interest Accrual Period" and
                                "Class 2-A-4 Interest Accrual Period,"
                                respectively, and together with the Regular
                                Interest Accrual Period, an "Interest Accrual
                                Period"). The initial Class 2-A-3 and 2-A-4
                                Interest Accrual Period will be deemed to have commenced on April 25, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual
                                Period are made on the first day of the Interest
                                Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve
                                30-day months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 7

BoAMS 2004-D $1,079,863,000 (approximate)


                                Preliminary Summary of Terms

Administrative Fee:             The Administrative Fees with respect to the
                                Trust are payable out of the interest payments received on each Mortgage Loan. The
                                "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                Fee") and (b) fees paid to the Trustee. The
                                Administrative Fees will accrue on the Stated
                                Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                Trustee Fee Rate will be [0.002%] per annum. The
                                Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:          The aggregate servicing fee payable to the
                                Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:     As to any Mortgage Loan and Distribution Date,
                                the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and
                                (ii) the pass-through rate of the Class SES
                                Component in the related Group.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 8

BoAMS 2004-D $1,079,863,000 (approximate)


                          Preliminary Summary of Terms

Pool Distribution            The Pool Distribution Amount for each Loan Group
Amount:                      with respect to any Distribution Date will be equal
                             to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                             Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                             Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period
                             (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                             (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                             Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                             Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:           The Senior Percentage for a Loan Group on any
                             Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate                  The Subordinate Percentage for a Loan Group for any
Percentage:                  Distribution Date will equal 100% minus the Senior
                             Percentage for such Loan Group for such date.

Subordinate                  The Subordinate Prepayment Percentage for a Loan
Prepayment                   Group for any Distribution Date will equal 100%
Percentage:                  minus the Senior Prepayment Percentage for such
                             Loan Group for such date.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 9

BoAMS 2004-D $1,079,863,000 (approximate)


                          Preliminary Summary of Terms

Loan Group 1, Loan     For the following Distribution Dates, will be as follows:
Group 2 and Loan       Distribution Date                Senior Prepayment Percentage
Group 3 Senior         -----------------                ----------------------------
Prepayment Percentage: May 2004 through April 2011      100%;
                       May 2011 through April 2012      the applicable Senior Percentage plus,
                                                        70% of the applicable Subordinate
                                                        Percentage;
                       May 2012 through April 2013      the applicable Senior Percentage plus,
                                                        60% of the applicable Subordinate
                                                        Percentage;
                       May 2013 through April 2014      the applicable Senior Percentage plus,
                                                        40% of the applicable Subordinate
                                                        Percentage;
                       May 2014 through April 2015      the applicable Senior Percentage plus,
                                                        20% of the applicable Subordinate
                                                        Percentage;
                       May 2015 and thereafter          the applicable Senior Percentage;

                       provided, however,

                       (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by
                              (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                       (ii) if for each Group of Certificates on any Distribution Date prior to the May 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                       (iii) if for each Group of Certificates on or after the May 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                10

BoAMS 2004-D $1,079,863,000 (approximate)


                          Preliminary Summary of Terms

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                11

BoAMS 2004-D $1,079,863,000 (approximate)


                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                      -------------------------------------
                                    Class A
                             Credit Support (2.70%)
                      -------------------------------------
                                   Class B-1
                             Credit Support (1.40)
                      -------------------------------------
                                   Class B-2
       Priority of           Credit Support (0.90%)                Order of
         Payment      -------------------------------------          Loss
                                   Class B-3                      Allocation
                             Credit Support (0.60%)
                      -------------------------------------
                                   Class B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                   Class B-5
                             Credit Support (0.10%)
                      -------------------------------------
                                   Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

  -----------------------------------------------------------------------------
  Second, to the Class SES, 1-IO, 2-IO, and 3-IO Certificates to pay Interest;
  -----------------------------------------------------------------------------

       ------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
       ------------------------------------------------------------------

       -------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
       -------------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                12

BoAMS 2004-D $1,079,863,000 (approximate)


                                               Bond Summary to Roll/(1)/

1-A-1
------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.158       3.078      3.031       2.978      2.920       2.781      2.603
  Average Life (Years)                     2.700       2.306      2.125       1.953      1.791       1.495      1.233
  Modified Duration                        2.530       2.172      2.006       1.848      1.700       1.428      1.185
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             04/25/07   04/25/07    04/25/07   04/25/07    04/25/07   04/25/07    04/25/07
  Principal Payment Window (Months)          36         36          36         36          36         36          36

2-A-1
------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.594       3.577      3.566       3.555      3.541       3.510      3.469
  Average Life (Years)                     4.256       3.306      2.915       2.570      2.265       1.760      1.367
  Modified Duration                        3.853       3.019      2.674       2.369      2.097       1.645      1.290
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/09   03/25/09    03/25/09
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-2
------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.911       3.820      3.765       3.704      3.634       3.468      3.256
  Average Life (Years)                     4.256       3.306      2.915       2.570      2.265       1.760      1.367
  Modified Duration                        3.804       2.991      2.654       2.355      2.089       1.644      1.294
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/09   03/25/09    03/25/09
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-3
------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
  Average Life (Years)                     2.394       0.846      0.631       0.500      0.411       0.299      0.228
  Modified Duration                        2.313       0.832      0.622       0.493      0.407       0.295      0.226
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             03/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    09/25/04
  Principal Payment Window (Months)          59         21          16         12          10          7          5

    (1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                13

BoAMS 2004-D $1,079,863,000 (approximate)


                                               Bond Summary to Roll/(1)/

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.624       2.624      2.624       2.624      2.624       2.624      2.624
  Average Life (Years)                     4.906       2.149      1.592       1.250      1.017       0.722      0.547
  Modified Duration                        4.549       2.064      1.540       1.215      0.992       0.706      0.536
  First Principal Payment Date            03/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    09/25/04
  Last Principal Payment Date             03/25/09   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
  Principal Payment Window (Months)          1          11          8           7          6           4          4

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.293       3.274      3.251       3.227      3.201       3.145      3.078
  Average Life (Years)                     4.906       3.451      2.551       2.000      1.627       1.152      0.859
  Modified Duration                        4.459       3.207      2.408       1.905      1.559       1.114      0.834
  First Principal Payment Date            03/25/09   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
  Last Principal Payment Date             03/25/09   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
  Principal Payment Window (Months)          1          23          17         14          11          9          6

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.683       3.682      3.669       3.650      3.631       3.588      3.537
  Average Life (Years)                     4.906       4.826      3.843       3.000      2.433       1.718      1.278
  Modified Duration                        4.410       4.345      3.520       2.791      2.288       1.637      1.228
  First Principal Payment Date            03/25/09   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
  Last Principal Payment Date             03/25/09   03/25/09    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
  Principal Payment Window (Months)          1           7          16         12          10          7          6

2-A-7
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.042       4.042      4.041       4.031      4.015       3.981      3.940
  Average Life (Years)                     4.906       4.906      4.842       4.130      3.335       2.343      1.739
  Modified Duration                        4.366       4.366      4.314       3.730      3.060       2.194      1.648
  First Principal Payment Date            03/25/09   03/25/09    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
  Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/08   01/25/07    05/25/06
  Principal Payment Window (Months)          1           1          6          18          14         10          8

2-A-8
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.022       4.022      4.022       4.022      4.020       4.010      3.993
  Average Life (Years)                     4.906       4.906      4.906       4.906      4.753       4.040      3.247
  Modified Duration                        4.368       4.368      4.368       4.368      4.243       3.650      2.972
  First Principal Payment Date            03/25/09   03/25/09    03/25/09   03/25/09    03/25/08   01/25/07    05/25/06
  Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/09   03/25/09    03/25/09
  Principal Payment Window (Months)          1           1          1           1          13         27          35

    (1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                14

BoAMS 2004-D $1,079,863,000 (approximate)

                                               Bond Summary to Roll/(1)/

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.246       4.145      4.084       4.015      3.937       3.752      3.522
  Average Life (Years)                     5.500       3.930      3.347       2.860      2.452       1.828      1.385
  Modified Duration                        4.713       3.444      2.966       2.563      2.221       1.689      1.302
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             03/25/11   03/25/11    03/25/11   03/25/11    03/25/11   03/25/11    03/25/11
  Principal Payment Window (Months)          83         83          83         83          83         83          83

    (1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                15

BoAMS 2004-D $1,079,863,000 (approximate)

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.232       3.173      3.131       3.079      3.019       2.868      2.671
  Average Life (Years)                    10.762       5.223      4.006       3.193      2.617       1.862      1.388
  Modified Duration                        8.215       4.425      3.504       2.860      2.387       1.742      1.322
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.486       3.517      3.524       3.526      3.523       3.503      3.468
  Average Life (Years)                    11.297       5.430      4.146       3.290      2.686       1.899      1.409
  Modified Duration                        8.456       4.522      3.569       2.904      2.415       1.753      1.323
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.632       3.681      3.674       3.649      3.604       3.464      3.260
  Average Life (Years)                    11.297       5.430      4.146       3.290      2.686       1.899      1.409
  Modified Duration                        8.245       4.446      3.524       2.877      2.401       1.752      1.327
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
  Average Life (Years)                     2.394       0.846      0.631       0.500      0.411       0.299      0.228
  Modified Duration                        2.313       0.832      0.622       0.493      0.407       0.295      0.226
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             04/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    09/25/04
  Principal Payment Window (Months)          60         21          16         12          10          7          5


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                16

BoAMS 2004-D $1,079,863,000 (approximate)

                            Bond Summary to Maturity

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           2.747      2.624       2.624      2.624      2.624       2.624      2.624
  Average Life (Years)                      5.878      2.149       1.592      1.250      1.017       0.722      0.547
  Modified Duration                         5.376      2.064       1.540      1.215      0.992       0.706      0.536
  First Principal Payment Date            04/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    9/25/04
  Last Principal Payment Date             02/25/11   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
  Principal Payment Window (Months)          23         11          8           7          6           4          4

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.336      3.274       3.251      3.227      3.201       3.145      3.078
  Average Life (Years)                      8.702      3.451       2.551      2.000      1.627       1.152      0.859
  Modified Duration                         7.426      3.207       2.408      1.905      1.559       1.114      0.834
  First Principal Payment Date            02/25/11   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
  Last Principal Payment Date             01/25/15   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
  Principal Payment Window (Months)          48         23          17         14          11          9          6

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.526      3.668       3.669      3.650      3.631       3.588      3.537
  Average Life (Years)                     12.204      5.167       3.843      3.000      2.433       1.718      1.278
  Modified Duration                         9.704      4.621       3.520      2.791      2.288       1.637      1.228
  First Principal Payment Date            01/25/15   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
  Last Principal Payment Date             01/25/18   03/25/10    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
  Principal Payment Window (Months)          37         19          16         12          10          7          6

2-A-7
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.639      3.872       3.997      4.031      4.015       3.981      3.940
  Average Life (Years)                     15.619      6.950       5.265      4.130      3.335       2.343      1.739
  Modified Duration                        11.569      5.950       4.649      3.730      3.060       2.194      1.648
  First Principal Payment Date            01/25/18   03/25/10    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
  Last Principal Payment Date             12/25/21   05/25/12    06/25/10   03/25/09    03/25/08   01/25/07    05/25/06
  Principal Payment Window (Months)          48         27          21         18          14         10          8

2-A-8
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.575      3.675       3.739      3.810      3.872       3.943      3.967
  Average Life (Years)                     22.998     12.876      10.003      8.013      6.571       4.644      3.427
  Modified Duration                        15.130      9.784       7.969      6.613      5.574       4.099      3.108
  First Principal Payment Date            12/25/21   05/25/12    06/25/10   03/25/09    03/25/08   01/25/07    05/25/06
  Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
  Principal Payment Window (Months)         149         264        287         302        314         328        336


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                17

BoAMS 2004-D $1,079,863,000 (approximate)

                            Bond Summary to Maturity

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                           3.906      3.998      3.994       3.963      3.909       3.746      3.522
  Average Life (Years)                     10.986      5.300      4.056       3.226      2.639       1.873      1.394
  Modified Duration                         7.811      4.276      3.410       2.798      2.345       1.720      1.308
  First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
  Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
  Principal Payment Window (Months)         360         360        360         360        360         360        360


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                18

BoAMS 2004-D $1,079,863,000 (approximate)

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                        Collateral Summary          Range (if applicable)
                                                        ------------------          ---------------------
Total Outstanding Loan Balance                               $206,076,542

Total Number of Loans                                                 391

Average Loan Principal Balance                               $    527,050         $334,559 to $1,173,880

WA Gross Coupon                                                     4.102%               3.000% to 5.250%

WA FICO                                                               740                     621 to 817

WA Original Term (mos.)                                               359                     180 to 360

WA Remaining Term (mos.)                                              359                     179 to 360

WA OLTV                                                             66.86%               16.05% to 95.00%

WA Months to First Rate Adjustment Date                          36 months                35 to 36 months

Gross Margin                                                        2.250%

WA Rate Ceiling                                                    10.102%              9.000% to 11.250%

Geographic Concentration of Mortgaged Properties (Top         CA        75.16%
5 States) based on the Aggregate Stated Principal             IL         6.46%
Balance                                                       CO         2.74%
                                                              FL         2.20%
                                                              TX         1.56%
-----------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                19

BoAMS 2004-D $1,079,863,000 (approximate)

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                            Number Of      Stated Principal       Cut-Off Date
                            Mortgage         Balance as of       Pool Principal
     Occupancy                Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
Primary Residence              372         $197,249,842.00               95.72%
Second Home                     16            7,464,585.07                3.62
Investor Property                3            1,362,114.76                0.66
--------------------------------------------------------------------------------
Total:                         391         $206,076,541.83              100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                            Number Of      Stated Principal       Cut-Off Date
                            Mortgage         Balance as of       Pool Principal
   Property Type              Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence        266         $142,025,668.26               68.92%
PUD-Detached                    78           41,665,595.03               20.22
Condominium                     32           14,743,569.83                7.15
PUD-Attached                    10            4,137,072.09                2.01
2-Family                         3            2,048,617.40                0.99
4-Family                         2            1,456,019.22                0.71
--------------------------------------------------------------------------------
Total:                         391         $206,076,541.83              100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                            Number Of      Stated Principal       Cut-Off Date
                            Mortgage         Balance as of       Pool Principal
      Purpose                 Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term            262         $141,347,280.38               68.59%
Purchase                        80           42,069,939.30               20.41
Refinance-Cashout               49           22,659,322.15               11.00
--------------------------------------------------------------------------------
Total:                         391         $206,076,541.83              100.00%
================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                20

BoAMS 2004-D $1,079,863,000 (approximate)

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate              % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage         Balance as of       Pool Principal
   Geographic Area          Loans           Cut-Off Date            Balance
--------------------------------------------------------------------------------
California                    295          $154,878,279.00            75.16%
Illinois                       22            13,316,895.79             6.46
Colorado                       12             5,650,450.96             2.74
Florida                         9             4,538,926.17             2.20
Texas                           6             3,214,049.18             1.56
Wisconsin                       4             2,941,348.35             1.43
Virginia                        4             2,346,309.77             1.14
Nevada                          4             2,125,745.50             1.03
Maryland                        5             2,045,300.74             0.99
Massachusetts                   3             1,793,911.29             0.87
Missouri                        3             1,528,918.20             0.74
Arizona                         2             1,450,608.37             0.70
Oregon                          2             1,263,241.06             0.61
Georgia                         2             1,175,404.79             0.57
New York                        2               883,765.67             0.43
North Carolina                  2               842,961.07             0.41
District of Columbia            2               828,335.54             0.40
South Carolina                  2               765,834.36             0.37
Hawaii                          1               660,000.00             0.32
Washington                      1               576,000.00             0.28
Kentucky                        1               481,335.92             0.23
New Mexico                      1               440,419.26             0.21
Connecticut                     1               430,000.00             0.21
New Jersey                      1               430,000.00             0.21
Minnesota                       1               399,485.11             0.19
Utah                            1               380,000.00             0.18
Indiana                         1               351,015.73             0.17
Vermont                         1               338,000.00             0.16
----------------------------------------------------------------------------
Total:                        391          $206,076,541.83           100.00%
============================================================================

(1) As of the Cut-Off Date, no more than approximately 6.67% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                21

BoAMS 2004-D $1,079,863,000 (approximate)

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------------
                                                                              % of
                                                   Aggregate              Cut-Off Date
                                  Number Of     Stated Principal         Pool Principal
                                  Mortgage       Balance as of           Balance of the
California State Distribution       Loans        Cut-Off Date       California Mortgage Loans
-----------------------------------------------------------------------------------------------
Northern California                  235        $123,689,288.09                        79.86%
Southern California                   60          31,188,990.91                        20.14
-----------------------------------------------------------------------------------------------
Total:                               295        $154,878,279.00                       100.00%
===============================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                                Number Of     Stated Principal     Cut-Off Date
 Current Mortgage Loan          Mortgage       Balance as of      Pool Principal
 Principal Balances ($)          Loans          Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00            16         $  5,466,890.12              2.65%
350,000.01 - 400,000.00            65           24,653,048.03             11.96
400,000.01 - 450,000.00            72           31,018,476.23             15.05
450,000.01 - 500,000.00            72           34,388,934.50             16.69
500,000.01 - 550,000.00            37           19,316,501.26              9.37
550,000.01 - 600,000.00            34           19,565,053.04              9.49
600,000.01 - 650,000.00            24           15,196,992.01              7.37
650,000.01 - 700,000.00            15           10,237,111.91              4.97
700,000.01 - 750,000.00            21           15,370,766.94              7.46
750,000.01 - 800,000.00             8            6,201,330.50              3.01
800,000.01 - 850,000.00             8            6,627,096.29              3.22
850,000.01 - 900,000.00             6            5,273,202.55              2.56
900,000.01 - 950,000.00             5            4,650,730.32              2.26
950,000.01 - 1,000,000.00           7            6,936,527.66              3.37
1,000,000.01 - 1,500,000.00         1            1,173,880.47              0.57
--------------------------------------------------------------------------------
Total:                            391         $206,076,541.83            100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $527,050.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                22

BoAMS 2004-D $1,079,863,000 (approximate)

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate                % of
                           Number Of       Stated Principal        Cut-Off Date
 Original Loan-To-Value    Mortgage         Balance as of         Pool Principal
       Ratios (%)            Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
15.01 - 20.00                   1          $    750,000.00               0.36%
20.01 - 25.00                   5             2,218,909.26               1.08
25.01 - 30.00                   2               948,261.98               0.46
30.01 - 35.00                   3             2,508,746.48               1.22
35.01 - 40.00                   9             5,535,230.80               2.69
40.01 - 45.00                  15             7,948,789.95               3.86
45.01 - 50.00                  16             8,896,275.69               4.32
50.01 - 55.00                  20            11,400,990.84               5.53
55.01 - 60.00                  27            14,447,181.25               7.01
60.01 - 65.00                  38            20,948,988.06              10.17
65.01 - 70.00                  40            21,630,067.91              10.50
70.01 - 75.00                  63            33,883,269.37              16.44
75.01 - 80.00                 148            73,492,498.20              35.66
80.01 - 85.00                   1               386,086.32               0.19
85.01 - 90.00                   1               373,000.00               0.18
90.01 - 95.00                   2               708,245.72               0.34
--------------------------------------------------------------------------------
Total:                        391          $206,076,541.83             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.86%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate               % of
                               Number Of    Stated Principal       Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
Mortgage Interest Rates (%)      Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
2.751 - 3.000                        1       $    386,086.32             0.19%
3.001 - 3.250                        1            514,400.00             0.25
3.251 - 3.500                        1            369,165.00             0.18
3.501 - 3.750                       38         22,508,488.46            10.92
3.751 - 4.000                      139         76,000,671.94            36.88
4.001 - 4.250                      119         60,526,823.23            29.37
4.251 - 4.500                       78         38,158,321.14            18.52
4.501 - 4.750                       11          5,935,020.08             2.88
4.751 - 5.000                        2          1,098,647.46             0.53
5.001 - 5.250                        1            578,918.20             0.28
-------------------------------------------------------------------------------
Total:                             391       $206,076,541.83           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.102% per annum.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                23

BoAMS 2004-D $1,079,863,000 (approximate)

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate                 % of
                          Number Of       Stated Principal         Cut-Off Date
                          Mortgage          Balance as of         Pool Principal
Gross Margin (%)           Loans            Cut-Off Date             Balance
--------------------------------------------------------------------------------
2.250                       391            $206,076,541.83              100.00%
--------------------------------------------------------------------------------
Total:                      391            $206,076,541.83              100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                 % of
                          Number Of       Stated Principal         Cut-Off Date
                          Mortgage          Balance as of         Pool Principal
Rate Ceilings (%)          Loans            Cut-Off Date             Balance
--------------------------------------------------------------------------------
8.001 - 9.000                 1            $    386,086.32                0.19%
9.001 - 10.000              179              99,392,725.40               48.23
10.001 - 11.000             210             105,718,811.91               51.30
11.001 - 12.000               1                 578,918.20                0.28
--------------------------------------------------------------------------------
Total:                      391            $206,076,541.83              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.102% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                 % of
                          Number Of       Stated Principal         Cut-Off Date
First Rate Adjustment     Mortgage          Balance as of         Pool Principal
        Date               Loans            Cut-Off Date             Balance
--------------------------------------------------------------------------------
March 1, 2007               173            $ 92,005,654.36               44.65%
April 1, 2007               218             114,070,887.47               55.35
--------------------------------------------------------------------------------
Total:                      391            $206,076,541.83              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                24

BoAMS 2004-D $1,079,863,000 (approximate)

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                 % of
                          Number Of       Stated Principal         Cut-Off Date
                          Mortgage          Balance as of         Pool Principal
Remaining Term (Months)    Loans            Cut-Off Date             Balance
--------------------------------------------------------------------------------
161 - 180                     1            $    369,165.00                0.18%
281 - 300                     2                 760,518.84                0.37
341 - 360                   388             204,946,857.99               99.45
--------------------------------------------------------------------------------
Total:                      391            $206,076,541.83              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                 % of
                          Number Of       Stated Principal         Cut-Off Date
                          Mortgage          Balance as of         Pool Principal
   Credit Scores           Loans            Cut-Off Date             Balance
--------------------------------------------------------------------------------
801 - 850                    11            $  5,656,954.89                2.75%
751 - 800                   165              86,597,689.07               42.02
701 - 750                   149              79,240,374.61               38.45
651 - 700                    55              29,785,896.94               14.45
601 - 650                    11               4,795,626.32                2.33
--------------------------------------------------------------------------------
Total:                      391            $206,076,541.83              100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                25

BoAMS 2004-D $1,079,863,000 (approximate)

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.28% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                             Collateral Summary       Range (if applicable)
                                             ------------------       ---------------------
Total Outstanding Loan Balance                     $872,868,609

Total Number of Loans                                     1,587

Average Loan Principal Balance                     $    550,012      $333,884 to $1,250,000

WA Gross Coupon                                          4.532%            3.500% to 5.625%

WA FICO                                                     742                  620 to 826

WA Original Term (mos.)                                     359                  120 to 360

WA Remaining Term (mos.)                                    359                  119 to 360

WA OLTV                                                  66.62%            10.09% to 94.44%

WA Months to First Rate Adjustment Date               59 months             56 to 60 months

Gross Margin                                             2.250%

WA Rate Ceiling                                          9.532%           8.500% to 10.625%





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                26

BoAMS 2004-D $1,079,863,000 (approximate)

Geographic Concentration of Mortgaged                   CA        72.09%
Properties (Top 5 States) based on the Aggregate        IL         4.98%
Stated Principal Balance                                FL         3.74%
                                                        CO         2.19%
                                                        VA         1.91%


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage          Balance as of      Pool Principal
        Occupancy           Loans            Cut-Off Date          Balance
--------------------------------------------------------------------------------
Primary Residence                   1,482      $816,940,957.25            93.59%
Second Home                            98        53,250,765.66              6.10
Investor Property                       7         2,676,885.79              0.31
--------------------------------------------------------------------------------
Total:                              1,587      $872,868,608.70           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage          Balance as of      Pool Principal
        Property Type       Loans            Cut-Off Date          Balance
--------------------------------------------------------------------------------
Single Family Residence             1,007      $565,895,369.26            64.83%
PUD-Detached                          372       204,342,840.63             23.41
Condominium                           169        83,786,885.81              9.60
PUD-Attached                           29        12,677,185.59              1.45
2-Family                                6         3,379,812.94              0.39
3-Family                                2         1,457,489.46              0.17
4-Family                                1           849,025.01              0.10
Townhouse                               1           480,000.00              0.05
--------------------------------------------------------------------------------
Total:                              1,587      $872,868,608.70           100.00%
================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage          Balance as of      Pool Principal
        Purpose             Loans            Cut-Off Date          Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                   823      $465,980,756.05            53.38%
Purchase                              564       303,723,444.54             34.80
Refinance-Cashout                     200       103,164,408.11             11.82
--------------------------------------------------------------------------------
Total:                              1,587      $872,868,608.70           100.00%
================================================================================



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                27

BoAMS 2004-D $1,079,863,000 (approximate)

          Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                              Aggregate              % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage         Balance as of       Pool Principal
     Geographic Area        Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
California                          1,132      $629,248,702.51            72.09%
Illinois                               76        43,485,595.05              4.98
Florida                                61        32,682,178.80              3.74
Colorado                               34        19,074,062.18              2.19
Virginia                               36        16,692,614.94              1.91
Arizona                                25        13,288,386.88              1.52
Nevada                                 22        13,025,898.72              1.49
Maryland                               23        12,242,472.09              1.40
North Carolina                         23        11,571,094.26              1.33
Georgia                                21        10,708,167.03              1.23
District of Columbia                   18         9,480,079.53              1.09
Texas                                  16         9,213,515.93              1.06
South Carolina                         18         8,551,180.70              0.98
Washington                             17         8,185,991.26              0.94
Connecticut                             7         5,524,715.42              0.63
Massachusetts                          10         4,935,560.59              0.57
Missouri                                9         4,559,376.03              0.52
Tennessee                               8         4,192,303.77              0.48
New Mexico                              4         2,846,048.44              0.33
New York                                4         2,086,659.18              0.24
Oregon                                  4         2,024,366.16              0.23
Michigan                                4         1,977,963.47              0.23
Minnesota                               4         1,605,768.50              0.18
Wisconsin                               3         1,415,432.90              0.16
Hawaii                                  2         1,338,682.89              0.15
New Jersey                              2           862,458.55              0.10
Utah                                    1           750,000.00              0.09
Ohio                                    1           499,822.92              0.06
Delaware                                1           400,000.00              0.05
Idaho                                   1           399,510.00              0.05
--------------------------------------------------------------------------------
Total:                              1,587      $872,868,608.70           100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.88% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                28

BoAMS 2004-D $1,079,863,000 (approximate)

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

---------------------------------------------------------------------------------------------
                                                                               % of
                                                    Aggregate              Cut-Off Date
                                 Number Of      Stated Principal          Pool Principal
                                 Mortgage         Balance as of     Balance of the California
California State Distribution     Loans           Cut-Off Date            Mortgage Loans
---------------------------------------------------------------------------------------------
Northern California                         693     $378,940,985.23                    60.22%
Southern California                         439      250,307,717.28                     39.78
---------------------------------------------------------------------------------------------
Total:                                    1,132     $629,248,702.51                   100.00%
=============================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate             % of
                               Number Of    Stated Principal      Cut-Off Date
Current Mortgage Loan          Mortgage       Balance as of      Pool Principal
Principal Balances ($)          Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                  69     $ 23,631,486.39            2.71%
350,000.01 - 400,000.00                 286      108,374,671.40            12.42
400,000.01 - 450,000.00                 256      109,351,570.52            12.53
450,000.01 - 500,000.00                 244      116,899,523.97            13.39
500,000.01 - 550,000.00                 134       70,171,281.32             8.04
550,000.01 - 600,000.00                 138       79,799,175.67             9.14
600,000.01 - 650,000.00                  96       60,354,972.74             6.91
650,000.01 - 700,000.00                  78       52,761,279.06             6.04
700,000.01 - 750,000.00                  71       51,635,274.63             5.92
750,000.01 - 800,000.00                  40       31,258,614.68             3.58
800,000.01 - 850,000.00                  31       25,799,807.19             2.96
850,000.01 - 900,000.00                  25       22,021,499.37             2.52
900,000.01 - 950,000.00                  17       15,803,412.42             1.81
950,000.01 - 1,000,000.00                73       72,246,756.88             8.28
1,000,000.01 - 1,500,000.00              29       32,759,282.46             3.75
--------------------------------------------------------------------------------
Total:                                1,587     $872,868,608.70          100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $550,012.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                29

BoAMS 2004-D $1,079,863,000 (approximate)

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of      Stated Principal        Cut-Off Date
Original Loan-To-Value     Mortgage         Balance as of        Pool Principal
Ratios (%)                   Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           1       $    625,600.00            0.07%
15.01 - 20.00                           5          3,568,887.01             0.41
20.01 - 25.00                          11          7,038,713.66             0.81
25.01 - 30.00                          15         11,339,654.33             1.30
30.01 - 35.00                          19         11,820,639.86             1.35
35.01 - 40.00                          44         26,760,322.55             3.07
40.01 - 45.00                          36         22,094,776.92             2.53
45.01 - 50.00                          72         43,814,168.94             5.02
50.01 - 55.00                          83         48,387,144.04             5.54
55.01 - 60.00                         112         67,023,267.42             7.68
60.01 - 65.00                         159         97,212,235.63            11.14
65.01 - 70.00                         169         93,814,525.81            10.75
70.01 - 75.00                         199        113,661,388.01            13.02
75.01 - 80.00                         643        318,129,995.37            36.45
80.01 - 85.00                           5          1,795,342.65             0.21
85.01 - 90.00                          11          4,512,148.77             0.52
90.01 - 95.00                           3          1,269,797.73             0.15
--------------------------------------------------------------------------------
Total:                              1,587       $872,868,608.70          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.62%.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                30

BoAMS 2004-D $1,079,863,000 (approximate)

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage         Balance as of       Pool Principal
Mortgage Interest Rates (%)   Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
3.251 - 3.500                             2       $    957,191.21          0.11%
3.501 - 3.750                            17          9,470,983.51           1.09
3.751 - 4.000                            57         30,357,490.44           3.48
4.001 - 4.250                           198        109,814,629.52          12.58
4.251 - 4.500                           593        334,501,748.79          38.32
4.501 - 4.750                           497        270,668,455.49          31.01
4.751 - 5.000                           189         99,602,031.82          11.41
5.001 - 5.250                            27         13,585,954.54           1.56
5.251 - 5.500                             6          3,365,123.38           0.39
5.501 - 5.750                             1            545,000.00           0.06
--------------------------------------------------------------------------------
Total:                                1,587       $872,868,608.70        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.532% per annum.


                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage         Balance as of       Pool Principal
Gross Margin (%)              Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
2.250                                 1,587       $872,868,608.70        100.00%
--------------------------------------------------------------------------------
Total:                                1,587       $872,868,608.70        100.00%
================================================================================



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                31

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage         Balance as of       Pool Principal
Rate Ceilings (%)             Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
8.001 - 9.000                            76       $ 40,785,665.16          4.67%
9.001 - 10.000                        1,477        814,586,865.62          93.32
10.001 - 11.000                          34         17,496,077.92           2.00
--------------------------------------------------------------------------------
Total:                                1,587       $872,868,608.70        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.532% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number of      Statistical Principal  Cut-Off Date
                             Mortgage           Balance as of     Pool Principal
 First Rate Adjustment Date   Loans             Cut-Off Date         Balance
--------------------------------------------------------------------------------
December 1, 2008                          1       $    696,283.97          0.08%
February 1, 2009                          2          1,071,996.14           0.12
March 1, 2009                         1,015        555,205,408.53          63.61
April 1, 2009                           569        315,894,920.06          36.19
--------------------------------------------------------------------------------
Total:                                1,587       $872,868,608.70        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                32

BoAMS 2004-D $1,079,863,000 (approximate)

                Remaining Terms of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate               % of
                           Number Of        Stated Principal       Cut-Off Date
                            Mortgage         Balance as of        Pool Principal
 Remaining Term (Months)     Loans            Cut-Off Date           Balance
--------------------------------------------------------------------------------
101 - 120                              1       $    403,082.12             0.05%
161 - 180                              3          1,802,858.07             0.21
221 - 240                              1            679,095.33             0.08
281 - 300                              7          2,904,354.28             0.33
321 - 340                              2            806,452.91             0.09
341 - 360                          1,573        866,272,765.99            99.24
--------------------------------------------------------------------------------
Total:                             1,587       $872,868,608.70           100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate               % of
                           Number Of        Stated Principal       Cut-Off Date
                            Mortgage         Balance as of        Pool Principal
      Credit Scores          Loans            Cut-Off Date           Balance
--------------------------------------------------------------------------------
801 - 850                           46         $ 24,334,165.92             2.79%
751 - 800                          709          395,021,054.03            45.26
701 - 750                          558          304,118,091.85            34.84
651 - 700                          226          123,705,077.10            14.17
601 - 650                           46           24,220,282.97             2.77
Not Scored                           2            1,469,936.83             0.17
--------------------------------------------------------------------------------
Total:                           1,587         $872,868,608.70           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                33

BoAMS 2004-D $1,079,863,000 (approximate)

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                   Collateral Summary       Range (if applicable)
                                                   ------------------       ---------------------
Total Outstanding Loan Balance                            $30,883,901
Total Number of Loans                                              60
Average Loan Principal Balance                               $514,732        $344,000 to $976,584
WA Gross Coupon                                                 5.152%            4.500% to 5.875%
WA FICO                                                           744                  623 to 809
WA Original Term (mos.)                                           360           360 to 360 months
WA Remaining Term (mos.)                                          359           357 to 360 months
WA OLTV                                                         69.14%            39.71% to 82.83%
WA Months to First Adjustment Date                                 83             81 to 84 months
Gross Margin                                                    2.250%
WA Rate Ceiling                                                10.152%           9.500% to 10.875%
Geographic Concentration of Mortgaged                    CA       58.79%
Properties (Top 5 States) based on the Aggregate         MD        9.00%
Stated Principal Balance                                 FL        8.39%
                                                         VA        6.73%
                                                         SC        3.26%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                34

BoAMS 2004-D $1,079,863,000 (approximate)

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                            Aggregate                % of
                          Number Of      Stated Principal        Cut-Off Date
                           Mortgage       Balance as of         Pool Principal
          Occupancy         Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
Primary Residence                 58           $29,919,951.88             96.88%
Second Home                        2               963,949.39              3.12
--------------------------------------------------------------------------------
Total:                            60           $30,883,901.27            100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                % of
                          Number Of      Stated Principal        Cut-Off Date
                           Mortgage       Balance as of         Pool Principal
        Property Type       Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
Single Family Residence           40           $21,391,453.51             69.26%
PUD-Detached                      10             5,082,845.79             16.46
Condominium                        9             3,889,601.97             12.59
2-Family                           1               520,000.00              1.68
--------------------------------------------------------------------------------
Total:                            60           $30,883,901.27            100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                % of
                          Number Of      Stated Principal        Cut-Off Date
                           Mortgage       Balance as of         Pool Principal
         Purpose            Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term               31           $15,808,198.84             51.19%
Purchase                          20            10,584,201.92             34.27
Refinance-Cashout                  9             4,491,500.51             14.54
--------------------------------------------------------------------------------
Total:                            60           $30,883,901.27            100.00%
================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                35

BoAMS 2004-D $1,079,863,000 (approximate)

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------
                                         Aggregate                 % of
                        Number Of     Stated Principal         Cut-Off Date
                         Mortgage      Balance as of          Pool Principal
   Geographic Area        Loans         Cut-Off Date             Balance
------------------------------------------------------------------------------
California                      34          $18,155,345.45              58.79%
Maryland                         5            2,780,226.22               9.00
Florida                          6            2,590,483.26               8.39
Virginia                         5            2,079,202.42               6.73
South Carolina                   2            1,005,789.92               3.26
Nevada                           2              871,266.80               2.82
Texas                            1              750,000.00               2.43
Missouri                         1              608,034.42               1.97
Massachusetts                    1              595,000.00               1.93
Tennessee                        1              563,156.69               1.82
District of Columbia             1              479,396.09               1.55
Illinois                         1              406,000.00               1.31
------------------------------------------------------------------------------
Total:                          60          $30,883,901.27             100.00%
==============================================================================

(1) As of the Cut-Off Date, no more than approximately 3.80% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                36

BoAMS 2004-D $1,079,863,000 (approximate)

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                                Number Of     Stated Principal     Cut-Off Date
                                 Mortgage      Balance as of      Pool Principal
 California State Distribution    Loans         Cut-Off Date         Balance
--------------------------------------------------------------------------------
Northern California                     16       $ 9,343,922.20           51.47%
Southern California                     18         8,811,423.25           48.53
--------------------------------------------------------------------------------
Total:                                  34       $18,155,345.45          100.00%
================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                                Number Of     Stated Principal     Cut-Off Date
   Current Mortgage Loan         Mortgage      Balance as of      Pool Principal
   Principal Balances ($)         Loans         Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                  1       $   344,000.00            1.11%
350,000.01 - 400,000.00                 15         5,647,970.71           18.29
400,000.01 - 450,000.00                 11         4,668,400.95           15.12
450,000.01 - 500,000.00                  6         2,893,586.49            9.37
500,000.01 - 550,000.00                  9         4,798,605.57           15.54
550,000.01 - 600,000.00                  3         1,722,461.97            5.58
600,000.01 - 650,000.00                  4         2,548,550.91            8.25
650,000.01 - 700,000.00                  4         2,656,927.44            8.60
700,000.01 - 750,000.00                  4         2,912,277.51            9.43
750,000.01 - 800,000.00                  1           794,036.00            2.57
900,000.01 - 950,000.00                  1           920,500.00            2.98
950,000.01 - 1,000,000.00                1           976,583.72            3.16
--------------------------------------------------------------------------------
Total:                                  60       $30,883,901.27          100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $514,732.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                37

BoAMS 2004-D $1,079,863,000 (approximate)

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
35.01 - 40.00                              1      $   655,200.00           2.12%
40.01 - 45.00                              1          366,350.98           1.19
45.01 - 50.00                              5        2,276,968.71           7.37
50.01 - 55.00                              1          595,000.00           1.93
55.01 - 60.00                              2        1,404,500.00           4.55
60.01 - 65.00                              8        3,933,560.02          12.74
65.01 - 70.00                              9        4,598,150.93          14.89
70.01 - 75.00                             12        6,580,725.91          21.31
75.01 - 80.00                             20        9,976,444.72          32.30
80.01 - 85.00                              1          497,000.00           1.61
--------------------------------------------------------------------------------
Total:                                    60      $30,883,901.27         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.14%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                               Number Of     Stated Principal      Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
Mortgage Interest Rates (%)      Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
4.251 - 4.500                           2        $ 1,198,000.00            3.88%
4.501 - 4.750                           3          1,673,432.09            5.42
4.751 - 5.000                          18          8,807,248.70           28.52
5.001 - 5.250                          20         10,711,957.18           34.68
5.251 - 5.500                          15          7,352,772.30           23.81
5.501 - 5.750                           1            608,034.42            1.97
5.751 - 6.000                           1            532,456.58            1.72
--------------------------------------------------------------------------------
Total:                                 60        $30,883,901.27          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.152%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                38

BoAMS 2004-D $1,079,863,000 (approximate)

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate              % of
                               Number Of     Stated Principal      Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
Gross Margins (%)                 Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
2.250                                  60        $30,883,901.27          100.00%
--------------------------------------------------------------------------------
Total:                                 60        $30,883,901.27          100.00%
================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                               Number Of     Stated Principal      Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
       Rate Ceilings (%)         Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
9.001 - 10.000                         23        $11,678,680.79           37.81%
10.001 - 11.000                        37         19,205,220.48           62.19
--------------------------------------------------------------------------------
Total:                                 60        $30,883,901.27          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.152% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                               Number Of     Stated Principal      Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
   First Adjustment Date         Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
January 1, 2011                          2      $ 1,146,253.07             3.71%
March 1, 2011                           30       15,061,186.20            48.77
April 1, 2011                           28       14,676,462.00            47.52
--------------------------------------------------------------------------------
Total:                                  60      $30,883,901.27           100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                39

BoAMS 2004-D $1,079,863,000 (approximate)

                Remaining Terms of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                               Number Of     Stated Principal      Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
Remaining Term (Months)          Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
341 - 360                              60          $30,883,901.27        100.00%
--------------------------------------------------------------------------------
Total:                                 60          $30,883,901.27        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                               Number Of     Stated Principal      Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
      Credit Scores              Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
801 - 850                               2          $ 1,112,493.30          3.60%
751 - 800                              30           15,213,124.13         49.26
701 - 750                              20           10,152,637.65         32.87
651 - 700                               7            3,747,467.40         12.13
601 - 650                               1              658,178.79          2.13
--------------------------------------------------------------------------------
Total:                                 60          $30,883,901.27        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                40

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-D $1,079,863,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 3-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

April 6, 2004


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------------------------------------
                                                      To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                           Est.    Est. Prin.   Maturity to               Expected
                Approx.                                    WAL      Window       Roll @ 25     Delay       Ratings
   Class       Size/(2)/     Interest - Principal Type    (yrs)      (mos)          CPR         Days     (S&P/Fitch)
Offered Certificates
--------------------
    1-A-1    $200,512,000   Variable - Pass-thru /(3)/    1.95       1 - 36       04/25/07       24       AAA / AAA
    2-A-1     200,000,000   Variable - Pass-thru /(4)/    2.57       1 - 59       03/25/09       24       AAA / AAA
    2-A-2     399,301,000   Variable - Pass-thru/(4)/     2.57       1 - 59       03/25/09       24       AAA / AAA
    2-A-3      64,667,000   Variable - Sequential/(5)/    0.50       1 - 12       04/25/05        0       AAA / AAA
    2-A-4      25,274,000   Variable - Sequential/(5)/    1.25      12 - 18       10/25/05        0       AAA / AAA
    2-A-5      45,050,000   Variable - Sequential/(5)/    2.00      18 - 31       11/25/06       24       AAA / AAA
    2-A-6      27,724,000   Variable - Sequential/(5)/    3.00      31 - 42       10/25/07       24       AAA / AAA
    2-A-7      29,389,000   Variable - Sequential/(4)/    4.13      42 - 59       03/25/09       24       AAA / AAA
    2-A-8      57,896,000   Variable - Sequential/(4)/    4.91      59 - 59       03/25/09       24       AAA / AAA
    3-A-1      30,050,000   Variable - Pass-thru/(6)/     2.86       1 - 83       03/25/11       24       AAA / AAA

Not Offered Hereunder
---------------------
      B-1     $14,428,000                                                                                      N.A.
      B-2       5,549,000                                                                                      N.A.
      B-3       3,329,000                                                                                      N.A.
      B-4       3,330,000                                                                                      N.A.
      B-5       2,220,000                                                                                      N.A.
      B-6       1,109,951                                                                                      N.A.
    1-A-R             100                                                                                      N.A.
  2-A-8-IO        TBD         Fixed -Interest Only                                                             N.A.
   2-A-IO         TBD       Variable-Interest Only                                                             N.A.
      SES         TBD           Interest Only/(7)/                                                             N.A.
     1-IO         TBD         Fixed -Interest Only                                                             N.A.
     2-IO         TBD         Fixed -Interest Only                                                             N.A.
     3-IO         TBD         Fixed -Interest Only                                                             N.A.
-----------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES

(6) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------------------------------------------
                                                           Est.    Est. Prin.   Expected                 Expected
                Approx.                                    WAL      Window        Final         Delay     Ratings
   Class       Size/(1)/     Interest - Principal Type    (yrs)   (mos)/(2)/   Maturity/(2)/    Days    (S&P/Fitch)
Offered Certificates
--------------------
   1-A-1     $200,512,000    Variable - Pass-thru/(3)/     3.19     1 - 360      04/25/34        24      AAA / AAA
   2-A-1      200,000,000    Variable - Pass-thru/(4)/     3.29     1 - 360      04/25/34        24      AAA / AAA
   2-A-2      399,301,000    Variable - Pass-thru/(4)/     3.29     1 - 360      04/25/34        24      AAA / AAA
   2-A-3       64,667,000    Variable - Sequential/(5)/    0.50     1 - 360      04/25/34         0      AAA / AAA
   2-A-4       25,274,000    Variable - Sequential/(5)/    1.25     1 - 360      04/25/34         0      AAA / AAA
   2-A-5       45,050,000    Variable - Sequential/(5)/    2.00     1 - 360      04/25/34        24      AAA / AAA
   2-A-6       27,724,000    Variable - Sequential/(5)/    3.00     1 - 360      04/25/34        24      AAA / AAA
   2-A-7       29,389,000    Variable - Sequential/(4)/    4.13     1 - 360      04/25/34        24      AAA / AAA
   2-A-8       57,896,000    Variable - Sequential/(4)/    8.01     1 - 360      04/25/34        24      AAA / AAA
   3-A-1       30,050,000    Variable - Pass-thru/(6)/     3.23     1 - 360      04/25/34        24      AAA / AAA
--------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES

                               Preliminary Summary of Terms

Transaction:                   Banc of America Mortgage Securities, Inc.
                               Mortgage Pass-Through Certificates, Series 2004-D

Lead Manager (Book Runner):    Banc of America Securities LLC

Co-Managers:                   Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:           Bank of America, N.A.

Trustee:                       Wells Fargo Bank, National Association

Transaction Size:              $1,109,829,052

Securities Offered:            $200,512,000 Class 1-A-1 Certificates

                               $200,000,000 Class 2-A-1 Certificates

                               $399,301,000 Class 2-A-2 Certificates

                               $64,667,000 Class 2-A-3 Certificates

                               $25,274,000 Class 2-A-4 Certificates

                               $45,050,000 Class 2-A-5 Certificates

                               $27,724,000 Class 2-A-6 Certificates

                               $29,389,000 Class 2-A-7 Certificates

                               $57,896,000 Class 2-A-8 Certificates

                               $30,050,000 Class 3-A-1 Certificates

Group 1 Collateral:            3/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:            5/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group
                               2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.28% of the Group
                               2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:            7/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:               Standard & Poor's (Class A Certificates and
                               Subordinate Certificates except for the Class B-6
                               Certificates) and Fitch Ratings (Class A
                               Certificates and the Class B-2 and B-3
                               Certificates).

Expected Pricing Date:         Week of April 5, 2004

Expected Closing Date:         April 29, 2004

Collection Period:             The calendar month preceding the current
                               Distribution Date


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES

                               Preliminary Summary of Terms

Distribution Date:             25/th/ of each month, or the next succeeding
                               business day (First Payment Date: May 25, 2004)

Cut-Off Date:                  April 1, 2004

Class A Certificates:          Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                               2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-IO, 2-A-8-IO and
                               3-A-1 Certificates (the "Class A Certificates").
                               The Class 2-A-IO and Class 2-A-8-IO Certificates are not offered hereunder.

Subordinate Certificates:      Class B-1, B-2, B-3, B-4, B-5, and B-6
                               Certificates (the "Class B Certificates"). The
                               Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:        Class 1-A-1 and 1-A-R

Group 2-A Certificates:        Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
                               2-A-7, 2-A-8, 2-A-IO and 2-A-8-IO

Group 3-A Certificates:        Class 3-A-1

Day Count:                     30/360

Group 1, Group 2 and Group 3   25% CPR
Prepayment Speed:

Clearing:                      DTC, Clearstream and Euroclear

                               Original Certificate     Minimum     Incremental
Denominations:                         Form          Denominations Denominations
--------------                         ----          ------------- -------------
  Class 1-A, 2-A, and 3-A           Book Entry           $1,000         $1
        Offered Certificates

SMMEA Eligibility:             The Class A Certificates and the Class B-1
                               Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:             All of the Offered Certificates are expected to
                               be ERISA eligible.

Tax Structure:                 REMIC

Optional Clean-up Call:        Any Distribution Date on or after which the
                               Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate
                               Principal Balance as of the Cut-Off Date
                               ("Cut-Off Date Pool Principal Balance").


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities


                          Preliminary Summary of Terms

Principal Distribution:    Principal will be allocated to the certificates
                           according to the Priority of Distributions: The Group
                           1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1
                           Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2
                           Senior Principal Distribution Amount will generally be allocated to the Group 2-A Certificates as follows: concurrently, approximately [ ]% to the Class 2-A-1 and [ ]% to the Class 2-A-2 Certificates pro-rata until their class balances have been reduced to zero and approximately [ ]% sequentially to the Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6,
                           Class 2-A-7 and Class 2-A-8 Certificates, in that order, until their class balances have been reduced to zero. The Group 3 Senior Principal Distribution
                           Amount will generally be allocated to the Group 3-A
                           Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal
                           Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:          Interest will accrue on the Class 1-A-1, 2-A-1,
                           2-A-2, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 3-A-1
                           Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                           Interest Accrual Period"). The initial Regular
                           Interest Accrual Period will be deemed to have commenced on April 1, 2004. Interest will accrue on the Class 2-A-3 and 2-A-4 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution
                           Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (the "Class
                           2-A-3 Interest Accrual Period" and "Class 2-A-4
                           Interest Accrual Period," respectively, and together with the Regular Interest Accrual Period, an
                           "Interest Accrual Period"). The initial Class 2-A-3 and 2-A-4 Interest Accrual Period will be deemed to have commenced on April 25, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Administrative Fee:        The Administrative Fees with respect to the Trust are
                           payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of
                           (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                           Fee") and (b) fees paid to the Trustee. The
                           Administrative Fees will accrue on the Stated
                           Principal Balance of each Mortgage Loan at a rate
                           (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be
                           [0.002%] per annum. The Servicing Fee Rate for all
                           Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:     The aggregate servicing fee payable to the Servicer
                           for any month and the interest payable on the Class
                           SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and
                           (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Pool Distribution          The Pool Distribution Amount for each Loan Group with
Amount:                    respect to any Distribution Date will be equal to the
                           sum of (i) all scheduled installments of interest
                           (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                           Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                           Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:         The Senior Percentage for a Loan Group on any
                           Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan
                           Group for such date.

Subordinate Percentage:    The Subordinate Percentage for a Loan Group for any
                           Distribution Date will equal 100% minus the Senior
                           Percentage for such Loan Group for such date.

Subordinate Prepayment     The Subordinate Prepayment Percentage for a Loan
Percentage:                Group for any Distribution Date will equal 100% minus
                           the Senior Prepayment Percentage for such Loan Group for such date.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Loan Group 1, Loan   For the following Distribution Dates, will be as follows:
Group 2 and Loan
Group 3 Senior       Distribution Date              Senior Prepayment Percentage
Prepayment           -----------------              ----------------------------
Percentage:
                     May 2004 through April 2011    100%;

                     May 2011 through April 2012    the applicable Senior
                                                    Percentage plus, 70% of the
                                                    applicable Subordinate
                                                    Percentage;
                     May 2012 through April 2013    the applicable Senior
                                                    Percentage plus, 60% of the
                                                    applicable Subordinate
                                                    Percentage;
                     May 2013 through April 2014    the applicable Senior
                                                    Percentage plus, 40% of the
                                                    applicable Subordinate
                                                    Percentage;
                     May 2014 through April 2015    the applicable Senior
                                                    Percentage plus, 20% of the
                                                    applicable Subordinate
                                                    Percentage;
                     May 2015 and thereafter        the applicable Senior
                                                    Percentage;

                     provided, however,

                     (i)     if on any Distribution Date the percentage equal to
                             (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                     (ii) if for each Group of Certificates on any Distribution Date prior to the May 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                     (iii) if for each Group of Certificates on or after the May 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Principal Amount:        The Principal Amount for any Distribution Date and any
                         Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due
                         Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution
                         Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                         Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                         Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal         The Senior Principal Distribution Amount for a Loan
Distribution Amount:     Group for any Distribution Date will equal the sum of
                         (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                         Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal
                         Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal    The Subordinate Principal Distribution Amount for a
Distribution Amount:     Loan Group for any Distribution Date will equal the sum
                         of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                         Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.70%)
                      -------------------------------------
                                   Class B-1
                              Credit Support (1.40)
                      -------------------------------------
                                   Class B-2
                             Credit Support (0.90%)               Order of
    Priority of       -------------------------------------         Loss
      Payment                      Class B-3                     Allocation
                             Credit Support (0.60%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.10%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
           Second, to the Class SES, 1-IO, 2-IO, and 3-IO Certificates
                                to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
            Fourth, to the Class A Certificates of each Group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 101-00                          3.158       3.078      3.031       2.978      2.920       2.781      2.603
 Average Life (Years)                     2.700       2.306      2.125       1.953      1.791       1.495      1.233
 Modified Duration                        2.530       2.172      2.006       1.848      1.700       1.428      1.185
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             04/25/07   04/25/07    04/25/07   04/25/07    04/25/07   04/25/07    04/25/07
 Principal Payment Window (Months)          36         36          36         36          36         36          36

2-A-1
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.594       3.577      3.566       3.555      3.541       3.510      3.469
 Average Life (Years)                     4.256       3.306      2.915       2.570      2.265       1.760      1.367
 Modified Duration                        3.853       3.019      2.674       2.369      2.097       1.645      1.290
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/09   03/25/09    03/25/09
 Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-2
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 101-00                          3.911       3.820      3.765       3.704      3.634       3.468      3.256
 Average Life (Years)                     4.256       3.306      2.915       2.570      2.265       1.760      1.367
 Modified Duration                        3.804       2.991      2.654       2.355      2.089       1.644      1.294
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/09   03/25/09    03/25/09
 Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-3
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
 Average Life (Years)                     2.394       0.846      0.631       0.500      0.411       0.299      0.228
 Modified Duration                        2.313       0.832      0.622       0.493      0.407       0.295      0.226
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             03/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    09/25/04
 Principal Payment Window (Months)          59         21          16         12          10          7          5

  (1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

2-A-4
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          2.624       2.624      2.624       2.624      2.624       2.624      2.624
 Average Life (Years)                     4.906       2.149      1.592       1.250      1.017       0.722      0.547
 Modified Duration                        4.549       2.064      1.540       1.215      0.992       0.706      0.536
 First Principal Payment Date            03/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    09/25/04
 Last Principal Payment Date             03/25/09   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
 Principal Payment Window (Months)          1          11          8           7          6           4          4

2-A-5
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.293       3.274      3.251       3.227      3.201       3.145      3.078
 Average Life (Years)                     4.906       3.451      2.551       2.000      1.627       1.152      0.859
 Modified Duration                        4.459       3.207      2.408       1.905      1.559       1.114      0.834
 First Principal Payment Date            03/25/09   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
 Last Principal Payment Date             03/25/09   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
 Principal Payment Window (Months)          1          23          17         14          11          9          6

2-A-6
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.683       3.682      3.669       3.650      3.631       3.588      3.537
 Average Life (Years)                     4.906       4.826      3.843       3.000      2.433       1.718      1.278
 Modified Duration                        4.410       4.345      3.520       2.791      2.288       1.637      1.228
 First Principal Payment Date            03/25/09   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
 Last Principal Payment Date             03/25/09   03/25/09    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
 Principal Payment Window (Months)          1           7          16         12          10          7          6

2-A-7
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          4.042       4.042      4.041       4.031      4.015       3.981      3.940
 Average Life (Years)                     4.906       4.906      4.842       4.130      3.335       2.343      1.739
 Modified Duration                        4.366       4.366      4.314       3.730      3.060       2.194      1.648
 First Principal Payment Date            03/25/09   03/25/09    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
 Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/08   01/25/07    05/25/06
 Principal Payment Window (Months)          1           1          6          18          14         10          8

2-A-8
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          4.022       4.022      4.022       4.022      4.020       4.010      3.993
 Average Life (Years)                     4.906       4.906      4.906       4.906      4.753       4.040      3.247
 Modified Duration                        4.368       4.368      4.368       4.368      4.243       3.650      2.972
 First Principal Payment Date            03/25/09   03/25/09    03/25/09   03/25/09    03/25/08   01/25/07    05/25/06
 Last Principal Payment Date             03/25/09   03/25/09    03/25/09   03/25/09    03/25/09   03/25/09    03/25/09
 Principal Payment Window (Months)          1           1          1           1          13         27          35

  (1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

3-A-1
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 101-00                          4.246       4.145      4.084       4.015      3.937       3.752      3.522
 Average Life (Years)                     5.500       3.930      3.347       2.860      2.452       1.828      1.385
 Modified Duration                        4.713       3.444      2.966       2.563      2.221       1.689      1.302
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             03/25/11   03/25/11    03/25/11   03/25/11    03/25/11   03/25/11    03/25/11
 Principal Payment Window (Months)          83         83          83         83          83         83          83

  (1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 101-00                          3.232       3.173      3.131       3.079      3.019       2.868      2.671
 Average Life (Years)                     10.762      5.223      4.006       3.193      2.617       1.862      1.388
 Modified Duration                        8.215       4.425      3.504       2.860      2.387       1.742      1.322
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
 Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-1
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.486       3.517      3.524       3.526      3.523       3.503      3.468
 Average Life (Years)                     11.297      5.430      4.146       3.290      2.686       1.899      1.409
 Modified Duration                        8.456       4.522      3.569       2.904      2.415       1.753      1.323
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
 Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-2
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 101-00                          3.632       3.681      3.674       3.649      3.604       3.464      3.260
 Average Life (Years)                     11.297      5.430      4.146       3.290      2.686       1.899      1.409
 Modified Duration                        8.245       4.446      3.524       2.877      2.401       1.752      1.327
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
 Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-3
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
 Average Life (Years)                     2.394       0.846      0.631       0.500      0.411       0.299      0.228
 Modified Duration                        2.313       0.832      0.622       0.493      0.407       0.295      0.226
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             04/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    09/25/04
 Principal Payment Window (Months)          60         21          16         12          10          7          5


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

2-A-4
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          2.747       2.624      2.624       2.624      2.624       2.624      2.624
 Average Life (Years)                     5.878       2.149      1.592       1.250      1.017       0.722      0.547
 Modified Duration                        5.376       2.064      1.540       1.215      0.992       0.706      0.536
 First Principal Payment Date            04/25/09   01/25/06    08/25/05   04/25/05    02/25/05   11/25/04    9/25/04
 Last Principal Payment Date             02/25/11   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
 Principal Payment Window (Months)          23         11          8           7          6           4          4

2-A-5
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.336       3.274      3.251       3.227      3.201       3.145      3.078
 Average Life (Years)                     8.702       3.451      2.551       2.000      1.627       1.152      0.859
 Modified Duration                        7.426       3.207      2.408       1.905      1.559       1.114      0.834
 First Principal Payment Date            02/25/11   11/25/06    03/25/06   10/25/05    07/25/05   02/25/05    12/25/04
 Last Principal Payment Date             01/25/15   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
 Principal Payment Window (Months)          48         23          17         14          11          9          6

2-A-6
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.526       3.668      3.669       3.650      3.631       3.588      3.537
 Average Life (Years)                     12.204      5.167      3.843       3.000      2.433       1.718      1.278
 Modified Duration                        9.704       4.621      3.520       2.791      2.288       1.637      1.228
 First Principal Payment Date            01/25/15   09/25/08    07/25/07   11/25/06    05/25/06   10/25/05    05/25/05
 Last Principal Payment Date             01/25/18   03/25/10    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
 Principal Payment Window (Months)          37         19          16         12          10          7          6

2-A-7
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.639       3.872      3.997       4.031      4.015       3.981      3.940
 Average Life (Years)                     15.619      6.950      5.265       4.130      3.335       2.343      1.739
 Modified Duration                        11.569      5.950      4.649       3.730      3.060       2.194      1.648
 First Principal Payment Date            01/25/18   03/25/10    10/25/08   10/25/07    02/25/07   04/25/06    10/25/05
 Last Principal Payment Date             12/25/21   05/25/12    06/25/10   03/25/09    03/25/08   01/25/07    05/25/06
 Principal Payment Window (Months)          48         27          21         18          14         10          8

2-A-8
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 100-00                          3.575       3.675      3.739       3.810      3.872       3.943      3.967
 Average Life (Years)                     22.998     12.876      10.003      8.013      6.571       4.644      3.427
 Modified Duration                        15.130      9.784      7.969       6.613      5.574       4.099      3.108
 First Principal Payment Date            12/25/21   05/25/12    06/25/10   03/25/09    03/25/08   01/25/07    05/25/06
 Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
 Principal Payment Window (Months)         149         264        287         302        314         328        336


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

3-A-1
-------------------------------------------------------------------------------------------------------------------------
 CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
 Yield at 101-00                          3.906       3.998      3.994       3.963      3.909       3.746      3.522
 Average Life (Years)                     10.986      5.300      4.056       3.226      2.639       1.873      1.394
 Modified Duration                        7.811       4.276      3.410       2.798      2.345       1.720      1.308
 First Principal Payment Date            05/25/04   05/25/04    05/25/04   05/25/04    05/25/04   05/25/04    05/25/04
 Last Principal Payment Date             04/25/34   04/25/34    04/25/34   04/25/34    04/25/34   04/25/34    04/25/34
 Principal Payment Window (Months)         360         360        360         360        360         360        360


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                      $206,076,542

Total Number of Loans                                                        391

Average Loan Principal Balance                                          $527,050         $334,559 to $1,173,880

WA Gross Coupon                                                           4.102%               3.000% to 5.250%

WA FICO                                                                      740                     621 to 817

WA Original Term (mos.)                                                      359                     180 to 360

WA Remaining Term (mos.)                                                     359                     179 to 360

WA OLTV                                                                   66.86%               16.05% to 95.00%

WA Months to First Rate Adjustment Date                                36 months                35 to 36 months

Gross Margin                                                              2.250%

WA Rate Ceiling                                                          10.102%              9.000% to 11.250%

Geographic Concentration of Mortgaged Properties (Top                CA        75.16%
5 States) based on the Aggregate Stated Principal                    IL         6.46%
Balance                                                              CO         2.74%
                                                                     FL         2.20%
                                                                     TX         1.56%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                % of
                           Number Of     Stated Principal         Cut-Off Date
                           Mortgage        Balance as of         Pool Principal
        Occupancy           Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
Primary Residence                   372        $197,249,842.00            95.72%
Second Home                          16           7,464,585.07             3.62
Investor Property                     3           1,362,114.76             0.66
--------------------------------------------------------------------------------
Total:                              391        $206,076,541.83           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate                % of
                           Number Of     Stated Principal         Cut-Off Date
                           Mortgage        Balance as of         Pool Principal
        Property Type       Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
Single Family Residence             266        $142,025,668.26            68.92%
PUD-Detached                         78          41,665,595.03            20.22
Condominium                          32          14,743,569.83             7.15
PUD-Attached                         10           4,137,072.09             2.01
2-Family                              3           2,048,617.40             0.99
4-Family                              2           1,456,019.22             0.71
--------------------------------------------------------------------------------
Total:                              391        $206,076,541.83           100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate                % of
                           Number Of     Stated Principal         Cut-Off Date
                           Mortgage        Balance as of         Pool Principal
        Purpose             Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                 262        $141,347,280.38            68.59%
Purchase                             80          42,069,939.30            20.41
Refinance-Cashout                    49          22,659,322.15            11.00
--------------------------------------------------------------------------------
Total:                              391        $206,076,541.83           100.00%
================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                % of
                           Number Of      Stated Principal        Cut-Off Date
                           Mortgage        Balance as of         Pool Principal
      Geographic Area       Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
California                          295       $154,878,279.00             75.16%
Illinois                             22         13,316,895.79              6.46
Colorado                             12          5,650,450.96              2.74
Florida                               9          4,538,926.17              2.20
Texas                                 6          3,214,049.18              1.56
Wisconsin                             4          2,941,348.35              1.43
Virginia                              4          2,346,309.77              1.14
Nevada                                4          2,125,745.50              1.03
Maryland                              5          2,045,300.74              0.99
Massachusetts                         3          1,793,911.29              0.87
Missouri                              3          1,528,918.20              0.74
Arizona                               2          1,450,608.37              0.70
Oregon                                2          1,263,241.06              0.61
Georgia                               2          1,175,404.79              0.57
New York                              2            883,765.67              0.43
North Carolina                        2            842,961.07              0.41
District of Columbia                  2            828,335.54              0.40
South Carolina                        2            765,834.36              0.37
Hawaii                                1            660,000.00              0.32
Washington                            1            576,000.00              0.28
Kentucky                              1            481,335.92              0.23
New Mexico                            1            440,419.26              0.21
Connecticut                           1            430,000.00              0.21
New Jersey                            1            430,000.00              0.21
Minnesota                             1            399,485.11              0.19
Utah                                  1            380,000.00              0.18
Indiana                               1            351,015.73              0.17
Vermont                               1            338,000.00              0.16
--------------------------------------------------------------------------------
Total:                              391       $206,076,541.83            100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 6.67% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

            California State Distribution of the Mortgaged Properties
                          of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate           Cut-Off Date
                                Number Of    Stated Principal        Pool Principal
                                Mortgage       Balance as of    Balance of the California
California State Distribution    Loans         Cut-Off Date          Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 235         $123,689,288.09                    79.86%
Southern California                  60           31,188,990.91                    20.14
-----------------------------------------------------------------------------------------
Total:                              295         $154,878,279.00                   100.00%
=========================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                Number Of    Stated Principal     Cut-Off Date
   Current Mortgage Loan        Mortgage       Balance as of     Pool Principal
   Principal Balances ($)        Loans         Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                   16     $  5,466,890.12           2.65%
350,000.01 - 400,000.00                   65       24,653,048.03          11.96
400,000.01 - 450,000.00                   72       31,018,476.23          15.05
450,000.01 - 500,000.00                   72       34,388,934.50          16.69
500,000.01 - 550,000.00                   37       19,316,501.26           9.37
550,000.01 - 600,000.00                   34       19,565,053.04           9.49
600,000.01 - 650,000.00                   24       15,196,992.01           7.37
650,000.01 - 700,000.00                   15       10,237,111.91           4.97
700,000.01 - 750,000.00                   21       15,370,766.94           7.46
750,000.01 - 800,000.00                    8        6,201,330.50           3.01
800,000.01 - 850,000.00                    8        6,627,096.29           3.22
850,000.01 - 900,000.00                    6        5,273,202.55           2.56
900,000.01 - 950,000.00                    5        4,650,730.32           2.26
950,000.01 - 1,000,000.00                  7        6,936,527.66           3.37
1,000,000.01 - 1,500,000.00                1        1,173,880.47           0.57
--------------------------------------------------------------------------------
Total:                                   391     $206,076,541.83         100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $527,050.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                Number Of    Stated Principal     Cut-Off Date
   Original Loan-To-Value       Mortgage      Balance as of      Pool Principal
         Ratios (%)              Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
15.01 - 20.00                              1    $    750,000.00            0.36%
20.01 - 25.00                              5       2,218,909.26            1.08
25.01 - 30.00                              2         948,261.98            0.46
30.01 - 35.00                              3       2,508,746.48            1.22
35.01 - 40.00                              9       5,535,230.80            2.69
40.01 - 45.00                             15       7,948,789.95            3.86
45.01 - 50.00                             16       8,896,275.69            4.32
50.01 - 55.00                             20      11,400,990.84            5.53
55.01 - 60.00                             27      14,447,181.25            7.01
60.01 - 65.00                             38      20,948,988.06           10.17
65.01 - 70.00                             40      21,630,067.91           10.50
70.01 - 75.00                             63      33,883,269.37           16.44
75.01 - 80.00                            148      73,492,498.20           35.66
80.01 - 85.00                              1         386,086.32            0.19
85.01 - 90.00                              1         373,000.00            0.18
90.01 - 95.00                              2         708,245.72            0.34
--------------------------------------------------------------------------------
Total:                                   391    $206,076,541.83          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.86%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate             % of
                                Number Of    Stated Principal     Cut-Off Date
                                Mortgage      Balance as of      Pool Principal
Mortgage Interest Rates (%)      Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
2.751 - 3.000                              1    $    386,086.32            0.19%
3.001 - 3.250                              1         514,400.00            0.25
3.251 - 3.500                              1         369,165.00            0.18
3.501 - 3.750                             38      22,508,488.46           10.92
3.751 - 4.000                            139      76,000,671.94           36.88
4.001 - 4.250                            119      60,526,823.23           29.37
4.251 - 4.500                             78      38,158,321.14           18.52
4.501 - 4.750                             11       5,935,020.08            2.88
4.751 - 5.000                              2       1,098,647.46            0.53
5.001 - 5.250                              1         578,918.20            0.28
--------------------------------------------------------------------------------
Total:                                   391    $206,076,541.83          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.102% per annum.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
Gross Margin (%)            Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
2.250                         391           $206,076,541.83             100.00%
--------------------------------------------------------------------------------
Total:                        391           $206,076,541.83             100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
   Rate Ceilings (%)        Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
8.001 - 9.000                   1           $    386,086.32               0.19%
9.001 - 10.000                179             99,392,725.40              48.23
10.001 - 11.000               210            105,718,811.91              51.30
11.001 - 12.000                 1                578,918.20               0.28
--------------------------------------------------------------------------------
Total:                        391           $206,076,541.83             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.102% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
 First Rate Adjustment    Mortgage           Balance as of       Pool Principal
         Date               Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
March 1, 2007                 173           $ 92,005,654.36              44.65%
April 1, 2007                 218            114,070,887.47              55.35
--------------------------------------------------------------------------------
Total:                        391           $206,076,541.83             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
Remaining Term (Months)     Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
161 - 180                       1           $    369,165.00               0.18%
281 - 300                       2                760,518.84               0.37
341 - 360                     388            204,946,857.99              99.45
--------------------------------------------------------------------------------
Total:                        391           $206,076,541.83             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
   Credit Scores            Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
801 - 850                      11           $  5,656,954.89               2.75%
751 - 800                     165             86,597,689.07              42.02
701 - 750                     149             79,240,374.61              38.45
651 - 700                      55             29,785,896.94              14.45
601 - 650                      11              4,795,626.32               2.33
--------------------------------------------------------------------------------
Total:                        391           $206,076,541.83             100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.28% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                          Collateral Summary      Range (if applicable)
                                                          ------------------      ---------------------
Total Outstanding Loan Balance                                 $872,868,609

Total Number of Loans                                                 1,587

Average Loan Principal Balance                                 $    550,012       $333,884 to $1,250,000

WA Gross Coupon                                                       4.532%             3.500% to 5.625%

WA FICO                                                                 742                   620 to 826

WA Original Term (mos.)                                                 359                   120 to 360

WA Remaining Term (mos.)                                                359                   119 to 360

WA OLTV                                                               66.62%             10.09% to 94.44%

WA Months to First Rate Adjustment Date                            59 months              56 to 60 months

Gross Margin                                                          2.250%

WA Rate Ceiling                                                       9.532%            8.500% to 10.625%

Geographic Concentration of Mortgaged Properties (Top        CA        72.09%
5 States) based on the Aggregate Stated Principal            IL         4.98%
Balance                                                      FL         3.74%
                                                             CO         2.19%
                                                             VA         1.91%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
    Occupancy               Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
Primary Residence           1,482           $816,940,957.25              93.59%
Second Home                    98             53,250,765.66               6.10
Investor Property               7              2,676,885.79               0.31
--------------------------------------------------------------------------------
Total:                      1,587           $872,868,608.70             100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
  Property Type             Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
Single Family Residence     1,007           $565,895,369.26              64.83%
PUD-Detached                  372            204,342,840.63              23.41
Condominium                   169             83,786,885.81               9.60
PUD-Attached                   29             12,677,185.59               1.45
2-Family                        6              3,379,812.94               0.39
3-Family                        2              1,457,489.46               0.17
4-Family                        1                849,025.01               0.10
Townhouse                       1                480,000.00               0.05
--------------------------------------------------------------------------------
Total:                      1,587           $872,868,608.70             100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
     Purpose                Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term           823           $465,980,756.05              53.38%
Purchase                      564            303,723,444.54              34.80
Refinance-Cashout             200            103,164,408.11              11.82
--------------------------------------------------------------------------------
Total:                      1,587           $872,868,608.70             100.00%
================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                   Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                          Number Of        Stated Principal       Cut-Off Date
                          Mortgage           Balance as of       Pool Principal
   Geographic Area          Loans            Cut-Off Date            Balance
--------------------------------------------------------------------------------
California                  1,132           $629,248,702.51               72.09%
Illinois                       76             43,485,595.05                4.98
Florida                        61             32,682,178.80                3.74
Colorado                       34             19,074,062.18                2.19
Virginia                       36             16,692,614.94                1.91
Arizona                        25             13,288,386.88                1.52
Nevada                         22             13,025,898.72                1.49
Maryland                       23             12,242,472.09                1.40
North Carolina                 23             11,571,094.26                1.33
Georgia                        21             10,708,167.03                1.23
District of Columbia           18              9,480,079.53                1.09
Texas                          16              9,213,515.93                1.06
South Carolina                 18              8,551,180.70                0.98
Washington                     17              8,185,991.26                0.94
Connecticut                     7              5,524,715.42                0.63
Massachusetts                  10              4,935,560.59                0.57
Missouri                        9              4,559,376.03                0.52
Tennessee                       8              4,192,303.77                0.48
New Mexico                      4              2,846,048.44                0.33
New York                        4              2,086,659.18                0.24
Oregon                          4              2,024,366.16                0.23
Michigan                        4              1,977,963.47                0.23
Minnesota                       4              1,605,768.50                0.18
Wisconsin                       3              1,415,432.90                0.16
Hawaii                          2              1,338,682.89                0.15
New Jersey                      2                862,458.55                0.10
Utah                            1                750,000.00                0.09
Ohio                            1                499,822.92                0.06
Delaware                        1                400,000.00                0.05
Idaho                           1                399,510.00                0.05
--------------------------------------------------------------------------------
Total:                      1,587           $872,868,608.70              100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.88% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                Aggregate       Pool Principal
                               Number Of     Stated Principal       Balance
 California State              Mortgage        Balance as of   of the California
   Distribution                 Loans         Cut-Off Date      Mortgage Loans
--------------------------------------------------------------------------------
Northern California                693        $378,940,985.23             60.22%
Southern California                439         250,307,717.28             39.78
--------------------------------------------------------------------------------
Total:                           1,132        $629,248,702.51            100.00%
================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate             % of
                               Number Of     Stated Principal     Cut-Off Date
Current Mortgage Loan          Mortgage        Balance as of     Pool Principal
Principal Balances ($)           Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00             69        $ 23,631,486.39              2.71%
350,000.01 - 400,000.00            286         108,374,671.40             12.42
400,000.01 - 450,000.00            256         109,351,570.52             12.53
450,000.01 - 500,000.00            244         116,899,523.97             13.39
500,000.01 - 550,000.00            134          70,171,281.32              8.04
550,000.01 - 600,000.00            138          79,799,175.67              9.14
600,000.01 - 650,000.00             96          60,354,972.74              6.91
650,000.01 - 700,000.00             78          52,761,279.06              6.04
700,000.01 - 750,000.00             71          51,635,274.63              5.92
750,000.01 - 800,000.00             40          31,258,614.68              3.58
800,000.01 - 850,000.00             31          25,799,807.19              2.96
850,000.01 - 900,000.00             25          22,021,499.37              2.52
900,000.01 - 950,000.00             17          15,803,412.42              1.81
950,000.01 - 1,000,000.00           73          72,246,756.88              8.28
1,000,000.01 - 1,500,000.00         29          32,759,282.46              3.75
--------------------------------------------------------------------------------
Total:                           1,587        $872,868,608.70            100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $550,012.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

-------------------------------------------------------------------------------------------
                                                     Aggregate                 % of
                           Number Of             Stated Principal          Cut-Off Date
Original Loan-To-Value      Mortgage               Balance as of          Pool Principal
Ratios (%)                    Loans                Cut-Off Date              Balance
-------------------------------------------------------------------------------------------
10.01 - 15.00                             1           $    625,600.00                 0.07%
15.01 - 20.00                             5              3,568,887.01                 0.41
20.01 - 25.00                            11              7,038,713.66                 0.81
25.01 - 30.00                            15             11,339,654.33                 1.30
30.01 - 35.00                            19             11,820,639.86                 1.35
35.01 - 40.00                            44             26,760,322.55                 3.07
40.01 - 45.00                            36             22,094,776.92                 2.53
45.01 - 50.00                            72             43,814,168.94                 5.02
50.01 - 55.00                            83             48,387,144.04                 5.54
55.01 - 60.00                           112             67,023,267.42                 7.68
60.01 - 65.00                           159             97,212,235.63                11.14
65.01 - 70.00                           169             93,814,525.81                10.75
70.01 - 75.00                           199            113,661,388.01                13.02
75.01 - 80.00                           643            318,129,995.37                36.45
80.01 - 85.00                             5              1,795,342.65                 0.21
85.01 - 90.00                            11              4,512,148.77                 0.52
90.01 - 95.00                             3              1,269,797.73                 0.15
-------------------------------------------------------------------------------------------
Total:                                1,587           $872,868,608.70               100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.62%.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------------
                                                        Aggregate                 % of
                               Number Of            Stated Principal          Cut-Off Date
                               Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)      Loans                Cut-Off Date               Balance
-----------------------------------------------------------------------------------------------
3.251 - 3.500                                 2           $    957,191.21                 0.11%
3.501 - 3.750                                17              9,470,983.51                 1.09
3.751 - 4.000                                57             30,357,490.44                 3.48
4.001 - 4.250                               198            109,814,629.52                12.58
4.251 - 4.500                               593            334,501,748.79                38.32
4.501 - 4.750                               497            270,668,455.49                31.01
4.751 - 5.000                               189             99,602,031.82                11.41
5.001 - 5.250                                27             13,585,954.54                 1.56
5.251 - 5.500                                 6              3,365,123.38                 0.39
5.501 - 5.750                                 1                545,000.00                 0.06
-----------------------------------------------------------------------------------------------
Total:                                    1,587           $872,868,608.70               100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.532% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------------
                                                        Aggregate                 % of
                               Number Of            Stated Principal          Cut-Off Date
                                Mortgage              Balance as of          Pool Principal
Gross Margin (%)                  Loans               Cut-Off Date               Balance
-----------------------------------------------------------------------------------------------
2.250                                     1,587           $872,868,608.70               100.00%
-----------------------------------------------------------------------------------------------
Total:                                    1,587           $872,868,608.70               100.00%
===============================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------------
                                                         Aggregate                  % of
                               Number Of             Stated Principal           Cut-Off Date
                                Mortgage               Balance as of           Pool Principal
     Rate Ceilings (%)           Loans                 Cut-Off Date               Balance
-----------------------------------------------------------------------------------------------
8.001 - 9.000                                 76         $  40,785,665.16                 4.67%
9.001 - 10.000                             1,477           814,586,865.62                93.32
10.001 - 11.000                               34            17,496,077.92                 2.00
-----------------------------------------------------------------------------------------------
Total:                                     1,587         $ 872,868,608.70               100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.532% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------------
                                                          Aggregate                 % of
                               Number of            Statistical Principal       Cut-Off Date
                                Mortgage                Balance as of          Pool Principal
 First Rate Adjustment Date      Loans                  Cut-Off Date              Balance
-----------------------------------------------------------------------------------------------
December 1, 2008                               1          $    696,283.97                 0.08%
February 1, 2009                               2             1,071,996.14                 0.12
March 1, 2009                              1,015           555,205,408.53                63.61
April 1, 2009                                569           315,894,920.06                36.19
-----------------------------------------------------------------------------------------------
Total:                                     1,587          $872,868,608.70               100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------------------
                                                     Aggregate                 % of
                           Number Of             Stated Principal          Cut-Off Date
                            Mortgage               Balance as of          Pool Principal
Remaining Term (Months)       Loans                Cut-Off Date               Balance
--------------------------------------------------------------------------------------------
101 - 120                                  1           $    403,082.12                 0.05%
161 - 180                                  3              1,802,858.07                 0.21
221 - 240                                  1                679,095.33                 0.08
281 - 300                                  7              2,904,354.28                 0.33
321 - 340                                  2                806,452.91                 0.09
341 - 360                              1,573            866,272,765.99                99.24
--------------------------------------------------------------------------------------------
Total:                                 1,587           $872,868,608.70               100.00%
============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------------------
                                                     Aggregate                 % of
                           Number Of             Stated Principal          Cut-Off Date
                            Mortgage               Balance as of          Pool Principal
       Credit Scores          Loans                Cut-Off Date               Balance
--------------------------------------------------------------------------------------------
801 - 850                                 46           $ 24,334,165.92                 2.79%
751 - 800                                709            395,021,054.03                45.26
701 - 750                                558            304,118,091.85                34.84
651 - 700                                226            123,705,077.10                14.17
601 - 650                                 46             24,220,282.97                 2.77
Not Scored                                 2              1,469,936.83                 0.17
--------------------------------------------------------------------------------------------
Total:                                 1,587           $872,868,608.70               100.00%
============================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                          Collateral Summary          Range (if applicable)
                                                          ------------------          ---------------------
Total Outstanding Loan Balance                                    $30,883,901

Total Number of Loans                                                      60

Average Loan Principal Balance                                    $   514,732          $344,000 to $976,584

WA Gross Coupon                                                         5.152%              4.500% to 5.875%

WA FICO                                                                   744                    623 to 809

WA Original Term (mos.)                                                   360             360 to 360 months

WA Remaining Term (mos.)                                                  359             357 to 360 months

WA OLTV                                                                 69.14%              39.71% to 82.83%

WA Months to First Adjustment Date                                         83               81 to 84 months

Gross Margin                                                            2.250%

WA Rate Ceiling                                                        10.152%             9.500% to 10.875%

Geographic Concentration of Mortgaged Properties (Top           CA        58.79%
5 States) based on the Aggregate Stated Principal               MD         9.00%
Balance                                                         FL         8.39%
                                                                VA         6.73%
                                                                SC         3.26%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                                Number Of        Stated Principal       Cut-Off Date
                                 Mortgage          Balance as of       Pool Principal
          Occupancy                Loans           Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Primary Residence                         58           $29,919,951.88            96.88%
Second Home                                2               963,949.39             3.12
---------------------------------------------------------------------------------------
Total:                                    60           $30,883,901.27           100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                                Number Of        Stated Principal       Cut-Off Date
                                 Mortgage          Balance as of       Pool Principal
        Property Type              Loans           Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Single Family Residence                   40           $21,391,453.51            69.26%
PUD-Detached                              10             5,082,845.79            16.46
Condominium                                9             3,889,601.97            12.59
2-Family                                   1               520,000.00             1.68
---------------------------------------------------------------------------------------
Total:                                    60           $30,883,901.27           100.00%
=======================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                                Number Of        Stated Principal       Cut-Off Date
                                 Mortgage          Balance as of       Pool Principal
           Purpose                Loans            Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Refinance-Rate/Term                       31           $15,808,198.84            51.19%
Purchase                                  20            10,584,201.92            34.27
Refinance-Cashout                          9             4,491,500.51            14.54
---------------------------------------------------------------------------------------
Total:                                    60           $30,883,901.27           100.00%
=======================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

             Geographical Distribution of the Mortgage Properties of
                        the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage     Balance as of     Pool Principal
      Geographic Area            Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
California                             34   $  18,155,345.45             58.79%
Maryland                                5       2,780,226.22              9.00
Florida                                 6       2,590,483.26              8.39
Virginia                                5       2,079,202.42              6.73
South Carolina                          2       1,005,789.92              3.26
Nevada                                  2         871,266.80              2.82
Texas                                   1         750,000.00              2.43
Missouri                                1         608,034.42              1.97
Massachusetts                           1         595,000.00              1.93
Tennessee                               1         563,156.69              1.82
District of Columbia                    1         479,396.09              1.55
Illinois                                1         406,000.00              1.31
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, no more than approximately 3.80% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              36
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                                    % of
                                                                Cut-Off Date
                                               Aggregate       Pool Principal
                               Number Of    Stated Principal     Balance of
                                Mortgage     Balance as of     the California
California State Distribution    Loans        Cut-Off Date     Mortgage Loans
------------------------------------------------------------------------------
Northern California                    16   $   9,343,922.20             51.47%
Southern California                    18       8,811,423.25             48.53
------------------------------------------------------------------------------
Total:                                 34   $  18,155,345.45            100.00%
==============================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
    Current Mortgage Loan       Mortgage     Balance as of     Pool Principal
    Principal Balances ($)       Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00                 1   $     344,000.00              1.11%
350,000.01 - 400,000.00                15       5,647,970.71             18.29
400,000.01 - 450,000.00                11       4,668,400.95             15.12
450,000.01 - 500,000.00                 6       2,893,586.49              9.37
500,000.01 - 550,000.00                 9       4,798,605.57             15.54
550,000.01 - 600,000.00                 3       1,722,461.97              5.58
600,000.01 - 650,000.00                 4       2,548,550.91              8.25
650,000.01 - 700,000.00                 4       2,656,927.44              8.60
700,000.01 - 750,000.00                 4       2,912,277.51              9.43
750,000.01 - 800,000.00                 1         794,036.00              2.57
900,000.01 - 950,000.00                 1         920,500.00              2.98
950,000.01 - 1,000,000.00               1         976,583.72              3.16
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $514,732.

                                                                              37
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
Original                        Mortgage     Balance as of     Pool Principal
Loan-To-Value Ratios (%)         Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
35.01 - 40.00                           1   $     655,200.00              2.12%
40.01 - 45.00                           1         366,350.98              1.19
45.01 - 50.00                           5       2,276,968.71              7.37
50.01 - 55.00                           1         595,000.00              1.93
55.01 - 60.00                           2       1,404,500.00              4.55
60.01 - 65.00                           8       3,933,560.02             12.74
65.01 - 70.00                           9       4,598,150.93             14.89
70.01 - 75.00                          12       6,580,725.91             21.31
75.01 - 80.00                          20       9,976,444.72             32.30
80.01 - 85.00                           1         497,000.00              1.61
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.14%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)      Loans        Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                           2   $   1,198,000.00              3.88%
4.501 - 4.750                           3       1,673,432.09              5.42
4.751 - 5.000                          18       8,807,248.70             28.52
5.001 - 5.250                          20      10,711,957.18             34.68
5.251 - 5.500                          15       7,352,772.30             23.81
5.501 - 5.750                           1         608,034.42              1.97
5.751 - 6.000                           1         532,456.58              1.72
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.152%.

                                                                              38
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage      Balance as of    Pool Principal
Gross Margins (%)                Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
2.250                                  60   $  30,883,901.27            100.00%
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage      Balance as of    Pool Principal
      Rate Ceilings (%)          Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
9.001 - 10.000                         23   $  11,678,680.79             37.81%
10.001 - 11.000                        37      19,205,220.48             62.19
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.152% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage     Balance as of     Pool Principal
    First Adjustment Date        Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
January 1, 2011                         2   $   1,146,253.07              3.71%
March 1, 2011                          30      15,061,186.20             48.77
April 1, 2011                          28      14,676,462.00             47.52
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              39
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage     Balance as of     Pool Principal
Remaining Term (Months)          Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
341 - 360                              60   $  30,883,901.27            100.00%
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                               Number Of    Stated Principal    Cut-Off Date
                                Mortgage     Balance as of     Pool Principal
        Credit Scores            Loans        Cut-Off Date        Balance
------------------------------------------------------------------------------
801 - 850                               2   $   1,112,493.30              3.60%
751 - 800                              30      15,213,124.13             49.26
701 - 750                              20      10,152,637.65             32.87
651 - 700                               7       3,747,467.40             12.13
601 - 650                               1         658,178.79              2.13
------------------------------------------------------------------------------
Total:                                 60   $  30,883,901.27            100.00%
==============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              40
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                      Apr 5, 2004 20:59

                              BoAMS 2004-D Group 1
                         3-1 Arms - Northern California
                            Collateral Summary Report
================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $123,689,288.09
Loan Count: 235
Cut-off Date: 2004-04-01
Avg. Loan Balance: $526,337.40
Avg. Orig. Balance: $526,644.05
Accelerated Docs: 84.69%
W.A. FICO: 745
W.A. Orig. LTV: 67.73%
W.A. Cut-Off LTV: 67.68%
W.A. Gross Coupon: 4.059%
W.A. Net Coupon: 3.682%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 OLTV: 0.31%
% over 100 OLTV: 0.00%
% with PMI: 0.31%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 67.65%
% Second Lien: 0.00%
% Silent Seconds: 38.48%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 11.11%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 1.39%
$350,001 - $450,000                25.68
$450,001 - $550,000                28.69
$550,001 - $650,000                20.91
$650,001 - $750,000                12.00
$750,001 - $850,000                 5.21
$850,001 - $950,000                 2.90
$950,001 - $1,050,000               3.22
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $526,644.05
Lowest: $338,889.00
Highest: $1,000,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 1.39%
$350,001 - $450,000                25.68
$450,001 - $550,000                28.69
$550,001 - $650,000                20.91
$650,001 - $750,000                12.00
$750,001 - $850,000                 5.21
$850,001 - $950,000                 2.90
$950,001 - $1,050,000               3.22
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $526,337.40
Lowest: $338,422.09
Highest: $1,000,000.00
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
2.751 - 3.000                       0.31%
3.501 - 3.750                      13.82
3.751 - 4.000                      40.21
4.001 - 4.250                      27.73
4.251 - 4.500                      16.19
4.501 - 4.750                       1.38
4.751 - 5.000                       0.36
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.059%
Lowest: 3.000%
Highest: 4.875%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.89%
750 - 799                          46.82
700 - 749                          37.98
650 - 699                          11.19
600 - 649                           1.12
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 745
Lowest: 626
Highest: 813
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.69%
TGIC                                0.31
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                76.88%
Purchase                           17.94
Refinance-Cashout                   5.18
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                73.49%
PUD Detach                         18.35
Condo                               3.24
PUD Attach                          2.74
2-Family                            1.66
4-Family                            0.52
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            98.64%
Secondary                           1.36
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              80.29%
Standard                           15.31
Reduced                             3.64
All Ready Home                      0.76
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
95014                              11.11%
94539                              10.44
95070                               5.97
95129                               3.96
94568                               3.85
Other                              64.68
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.61%
20.01 - 25.00                       1.11
30.01 - 35.00                       0.72
35.01 - 40.00                       1.88
40.01 - 45.00                       3.37
45.01 - 50.00                       3.70
50.01 - 55.00                       6.05
55.01 - 60.00                       5.95
60.01 - 65.00                      10.68
65.01 - 70.00                      10.16
70.01 - 75.00                      17.65
75.01 - 80.00                      37.80
80.01 - 85.00                       0.31
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 67.73%
Lowest: 16.05%
Highest: 85.00%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.61%
20.01 - 25.00                       1.11
30.01 - 35.00                       0.72
35.01 - 40.00                       1.88
40.01 - 45.00                       3.37
45.01 - 50.00                       3.70
50.01 - 55.00                       6.05
55.01 - 60.00                       5.95
60.01 - 65.00                      10.68
65.01 - 70.00                      10.16
70.01 - 75.00                      17.65
75.01 - 80.00                      37.80
80.01 - 85.00                       0.31
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 67.68%
Lowest: 16.05%
Highest: 84.85%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.6 months
Lowest: 359 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  64.87%
1 - 6                              35.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.4 months
Lowest: 0 months
Highest: 1 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       0.31%
9.001 - 10.000                     54.02
10.001 - 11.000                    45.67
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 10.059%
Lowest: 9.000%
Highest: 10.875%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 35.6 months
Lowest: 35 months
Highest: 36 months
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 5, 2004 20:59

                              BoAMS 2004-D Group 1
                         3-1 Arms - Southern California
                            Collateral Summary Report

================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $31,188,990.91
Loan Count: 60
Cut-off Date: 2004-04-01
Avg. Loan Balance: $519,816.52
Avg. Orig. Balance: $520,188.00
Accelerated Docs: 68.99%
W.A. FICO: 730
W.A. Orig. LTV: 66.30%
W.A. Cut-Off LTV: 66.25%
W.A. Gross Coupon: 4.212%
W.A. Net Coupon: 3.835%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 2.28%
% over 100 OLTV: 0.00%
% with PMI: 2.28%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.37%
W.A. MI Adjusted LTV: 65.68%
% Second Lien: 0.00%
% Silent Seconds: 30.12%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.85%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 4.36%
$350,001 - $450,000                29.32
$450,001 - $550,000                20.17
$550,001 - $650,000                13.52
$650,001 - $750,000                16.43
$750,001 - $850,000                10.54
$850,001 - $950,000                 5.66
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $520,188.00
Lowest: $336,000.00
Highest: $898,350.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 4.36%
$350,001 - $450,000                29.32
$450,001 - $550,000                20.17
$550,001 - $650,000                13.52
$650,001 - $750,000                16.43
$750,001 - $850,000                10.54
$850,001 - $950,000                 5.66
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $519,816.52
Lowest: $335,577.26
Highest: $897,055.63
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
3.501 - 3.750                       2.40%
3.751 - 4.000                      36.83
4.001 - 4.250                      24.70
4.251 - 4.500                      25.34
4.501 - 4.750                       8.65
4.751 - 5.000                       2.08
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.212%
Lowest: 3.750%
Highest: 4.875%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
750 - 799                          37.38%
700 - 749                          37.50
650 - 699                          19.96
600 - 649                           5.16
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 730
Lowest: 621
Highest: 798
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               97.72%
RMIC                                1.20
PMIC                                1.08
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                   98.75%
3/22 12 MO LIBOR                    1.25
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                51.20%
Purchase                           24.65
Refinance-Cashout                  24.16
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                52.10%
PUD Detach                         26.45
Condo                              17.75
4-Family                            2.62
PUD Attach                          1.08
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            95.44%
Secondary                           4.56
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              56.19%
Standard                           31.01
Reduced                            12.80
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Southern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
91765                               5.85%
92651                               5.02
92661                               4.75
92130                               4.45
92679                               4.35
Other                              75.59
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
25.01 - 30.00                       3.04%
30.01 - 35.00                       2.79
40.01 - 45.00                       3.96
45.01 - 50.00                       5.66
50.01 - 55.00                       7.79
55.01 - 60.00                       9.16
60.01 - 65.00                      10.61
65.01 - 70.00                       2.62
70.01 - 75.00                      17.56
75.01 - 80.00                      34.54
85.01 - 90.00                       1.20
90.01 - 95.00                       1.08
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.30%
Lowest: 26.25%
Highest: 95.00%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
25.01 - 30.00                       3.04%
30.01 - 35.00                       2.79
40.01 - 45.00                       3.96
45.01 - 50.00                       5.66
50.01 - 55.00                       7.79
55.01 - 60.00                       9.16
60.01 - 65.00                      10.61
65.01 - 70.00                       2.62
70.01 - 75.00                      17.56
75.01 - 80.00                      34.54
85.01 - 90.00                       1.20
90.01 - 95.00                       1.08
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.25%
Lowest: 26.20%
Highest: 94.87%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
300                                 1.25%
360                                98.75
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
295 - 300                           1.25%
355 - 360                          98.75
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 358.7 months
Lowest: 299 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  48.50%
1 - 6                              51.50
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.5 months
Lowest: 0 months
Highest: 1 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     39.23%
10.001 - 11.000                    60.77
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 10.212%
Lowest: 9.750%
Highest: 10.875%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 35.5 months
Lowest: 35 months
Highest: 36 months
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 5, 2004 18:38

                              BoAMS 2004-D Group 2
                         5-1 ARMs - Northern California
                            Collateral Summary Report

================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $378,940,985.23
Loan Count: 693
Cut-off Date: 2004-04-01
Avg. Loan Balance: $546,812.39
Avg. Orig. Balance: $547,288.91
Accelerated Docs: 75.84%
W.A. FICO: 746
W.A. Orig. LTV: 67.11%
W.A. Cut-Off LTV: 67.06%
W.A. Gross Coupon: 4.559%
W.A. Net Coupon: 4.307%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.45%
% over 100 COLTV: 0.00%
% with PMI: 0.45%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.83%
W.A. MI Adjusted LTV: 66.96%
% Second Lien: 0.00%
% Silent Seconds: 42.99%
% with Prepay Penalty: 0.25%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.33%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.18%
$350,001 - $450,000                24.56
$450,001 - $550,000                23.69
$550,001 - $650,000                16.07
$650,001 - $750,000                13.54
$750,001 - $850,000                 5.53
$850,001 - $950,000                 4.73
$950,001 - $1,050,000               6.81
$1,050,001 - $1,150,000             0.28
$1,150,001 - $1,250,000             2.61
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $547,288.91
Lowest: $335,000.00
Highest: $1,250,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.18%
$350,001 - $450,000                24.56
$450,001 - $550,000                23.83
$550,001 - $650,000                15.94
$650,001 - $750,000                13.54
$750,001 - $850,000                 5.53
$850,001 - $950,000                 4.73
$950,001 - $1,050,000               6.81
$1,050,001 - $1,150,000             0.28
$1,150,001 - $1,250,000             2.61
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $546,812.39
Lowest: $335,000.00
Highest: $1,250,000.00
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
3.501 - 3.750                       0.66%
3.751 - 4.000                       1.60
4.001 - 4.250                      10.38
4.251 - 4.500                      40.26
4.501 - 4.750                      32.95
4.751 - 5.000                      11.14
5.001 - 5.250                       2.39
5.251 - 5.500                       0.47
5.501 - 5.750                       0.14
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.559%
Lowest: 3.750%
Highest: 5.625%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.95%
750 - 799                          51.06
700 - 749                          33.28
650 - 699                          11.34
600 - 649                           1.37
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 746
Lowest: 621
Highest: 816
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.55%
RMIC                                0.13
GEMIC                               0.13
UGRIC                               0.09
RGIC                                0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 50.98%
5/25 12 MO LIBOR                   48.04
5/24 12 MO LIBOR                    0.26
5/20 12 MO LIBOR                    0.24
5/10 12 MO LIBOR                    0.18
5/15 12 MO LIBOR                    0.18
5/23 12 MO LIBOR                    0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                61.59%
Purchase                           30.57
Refinance-Cashout                   7.83
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                74.56%
PUD Detach                         15.94
Condo                               6.22
PUD Attach                          2.22
2-Family                            0.60
3-Family                            0.23
4-Family                            0.22
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            97.48%
Secondary                           2.05
Investor                            0.47
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              62.43%
Standard                           24.16
Reduced                            11.66
All Ready Home                      1.76
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               4.33%
94024                               2.53
94087                               2.40
95014                               2.35
94583                               2.10
Other                              86.29
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.41%
20.01 - 25.00                       1.15
25.01 - 30.00                       1.17
30.01 - 35.00                       0.72
35.01 - 40.00                       3.20
40.01 - 45.00                       1.80
45.01 - 50.00                       4.42
50.01 - 55.00                       4.96
55.01 - 60.00                       8.59
60.01 - 65.00                      12.87
65.01 - 70.00                       8.61
70.01 - 75.00                      13.26
75.01 - 80.00                      38.39
80.01 - 85.00                       0.09
85.01 - 90.00                       0.22
90.01 - 95.00                       0.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 67.11%
Lowest: 17.07%
Highest: 94.44%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.41%
20.01 - 25.00                       1.15
25.01 - 30.00                       1.17
30.01 - 35.00                       0.72
35.01 - 40.00                       3.20
40.01 - 45.00                       1.80
45.01 - 50.00                       4.55
50.01 - 55.00                       4.96
55.01 - 60.00                       8.59
60.01 - 65.00                      12.74
65.01 - 70.00                       8.61
70.01 - 75.00                      13.26
75.01 - 80.00                      38.39
80.01 - 85.00                       0.09
85.01 - 90.00                       0.22
90.01 - 95.00                       0.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 67.06%
Lowest: 17.07%
Highest: 94.44%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                  99.75%
36                                  0.25
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt**20%                     0.25%
NONE                               99.75
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
55 - 60                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 59.4 months
Lowest: 58 months
Highest: 60 months
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
180                                 0.18%
240                                 0.18
300                                 0.24
336                                 0.11
348                                 0.26
360                                99.03
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.3 months
Lowest: 180 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
175 - 180                           0.18%
235 - 240                           0.18
295 - 300                           0.24
301 - 342                           0.11
343 - 348                           0.26
355 - 360                          99.03
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 358.6 months
Lowest: 180 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  36.80%
1 - 6                              63.20
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       2.26%
9.001 - 10.000                     94.74
10.001 - 11.000                     3.00
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 9.559%
Lowest: 8.750%
Highest: 10.625%
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 5, 2004 20:58

                              BoAMS 2004-D Group 2
                         5-1 ARMs - Southern California
                            Collateral Summary Report

================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $250,307,717.28
Loan Count: 439
Cut-off Date: 2004-04-01
Avg. Loan Balance: $570,177.03
Avg. Orig. Balance: $570,366.72
Accelerated Docs: 67.10%
W.A. FICO: 739
W.A. Orig. LTV: 64.79%
W.A. Cut-Off LTV: 64.77%
W.A. Gross Coupon: 4.534%
W.A. Net Coupon: 4.282%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.30%
% over 100 COLTV: 0.00%
% with PMI: 0.30%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 64.71%
% Second Lien: 0.00%
% Silent Seconds: 32.51%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.93%
----------------------------------------
* FICO not available for 1 loans, or
0.4% of the aggregate pool balance.
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.05%
$350,001 - $450,000                23.21
$450,001 - $550,000                18.35
$550,001 - $650,000                16.88
$650,001 - $750,000                11.73
$750,001 - $850,000                 7.37
$850,001 - $950,000                 5.43
$950,001 - $1,150,000              11.07
$1,050,001 - $1,050,000             3.93
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $570,366.72
Lowest: $334,000.00
Highest: $1,104,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.19%
$350,001 - $450,000                23.07
$450,001 - $550,000                18.35
$550,001 - $650,000                16.88
$650,001 - $750,000                11.73
$750,001 - $850,000                 7.37
$850,001 - $950,000                 5.43
$950,001 - $1,050,000              11.07
$1,050,001 - $1,150,000             3.93
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $570,177.03
Lowest: $334,000.00
Highest: $1,102,478.98
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       0.25%
3.501 - 3.750                       1.53
3.751 - 4.000                       3.58
4.001 - 4.250                      12.90
4.251 - 4.500                      34.20
4.501 - 4.750                      33.49
4.751 - 5.000                      13.43
5.001 - 5.250                       0.62
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.534%
Lowest: 3.500%
Highest: 5.250%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.94%
750 - 799                          39.45
700 - 749                          38.86
650 - 699                          14.95
600 - 649                           2.35
Not Scored                          0.44
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 739
Lowest: 620
Highest: 826
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.70%
GEMIC                               0.16
PMIC                                0.14
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 68.89%
5/25 12 MO LIBOR                   30.95
5/ 5 12 MO LIBOR                    0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                46.52%
Purchase                           34.93
Refinance-Cashout                  18.55
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                52.97%
PUD Detach                         32.56
Condo                              12.39
PUD Attach                          1.41
2-Family                            0.45
3-Family                            0.23
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.78%
Secondary                           4.86
Investor                            0.36
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              56.67%
Standard                           32.90
Reduced                             9.25
All Ready Home                      1.18
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Southern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
90266                               2.93%
92651                               2.04
90049                               1.97
92037                               1.93
90277                               1.92
Other                              89.21
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.81%
20.01 - 25.00                       0.66
25.01 - 30.00                       1.73
30.01 - 35.00                       2.50
35.01 - 40.00                       3.53
40.01 - 45.00                       4.13
45.01 - 50.00                       5.98
50.01 - 55.00                       4.65
55.01 - 60.00                       6.79
60.01 - 65.00                      11.39
65.01 - 70.00                      12.97
70.01 - 75.00                      12.68
75.01 - 80.00                      31.87
85.01 - 90.00                       0.30
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 64.79%
Lowest: 16.00%
Highest: 90.00%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.81%
20.01 - 25.00                       0.66
25.01 - 30.00                       1.73
30.01 - 35.00                       2.50
35.01 - 40.00                       3.53
40.01 - 45.00                       4.13
45.01 - 50.00                       5.98
50.01 - 55.00                       4.65
55.01 - 60.00                       6.79
60.01 - 65.00                      11.39
65.01 - 70.00                      12.97
70.01 - 75.00                      12.68
75.01 - 80.00                      31.87
85.01 - 90.00                       0.30
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 64.77%
Lowest: 15.98%
Highest: 90.00%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
55 - 60                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 59.4 months
Lowest: 59 months
Highest: 60 months
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.16%
360                                99.84
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.6 months
Lowest: 120 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.16%
355 - 360                          99.84
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.0 months
Lowest: 119 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
0                                  36.63%
1 - 6                              63.37
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 1 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       5.36%
9.001 - 10.000                     94.02
10.001 - 11.000                     0.62
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 9.534%
Lowest: 8.500%
Highest: 10.250%
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 5, 2004 18:39

                              BoAMS 2004-D Group 3
                         7-1 ARMs - Northern California
                            Collateral Summary Report

================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $9,343,922.20
Loan Count: 16
Cut-off Date: 2004-04-01
Avg. Loan Balance: $583,995.14
Avg. Orig. Balance: $585,028.56
Accelerated Docs: 80.91%
W.A. FICO*: 746
W.A. Orig. LTV: 66.83%
W.A. Cut-Off LTV: 66.71%
W.A. Gross Coupon: 5.310%
W.A. Net Coupon: 5.058%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 5.32%
% over 100 COLTV: 0.00%
% with PMI: 5.32%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 66.18%
% Second Lien: 0.00%
% Silent Seconds: 36.30%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 10.45%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 3.68%
$350,001 - $450,000                 8.80
$450,001 - $550,000                33.14
$650,001 - $750,000                43.92
$950,001 - $1,050,000              10.45
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $585,028.56
Lowest: $344,000.00
Highest: $988,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 3.68%
$350,001 - $450,000                 8.80
$450,001 - $550,000                33.14
$650,001 - $750,000                43.92
$950,001 - $1,050,000              10.45
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $583,995.14
Lowest: $344,000.00
Highest: $976,583.72
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
4.751 - 5.000                       7.82%
5.001 - 5.250                      42.03
5.251 - 5.500                      44.44
5.751 - 6.000                       5.70
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.310%
Lowest: 4.875%
Highest: 5.875%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                          11.91%
750 - 799                          42.49
700 - 749                          34.88
650 - 699                           3.68
600 - 649                           7.04
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 746
Lowest: 623
Highest: 809
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               94.68%
GEMIC                               5.32
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
7/23 12 MO LIBOR                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                76.94%
Refinance-Cashout                  15.24
Purchase                            7.82
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                87.32%
PUD Detach                          7.12
2-Family                            5.57
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.30%
Secondary                           5.70
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            36.06%
Rapid                              27.36
Standard                           19.09
All Ready Home                     17.50
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                              10.45%
94618                               7.82
95125                               7.66
95037                               7.26
94583                               7.12
Other                              59.68
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
35.01 - 40.00                       7.01%
45.01 - 50.00                      10.73
60.01 - 65.00                      18.93
65.01 - 70.00                      12.88
70.01 - 75.00                      34.19
75.01 - 80.00                      10.94
80.01 - 85.00                       5.32
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.83%
Lowest: 39.71%
Highest: 82.83%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
35.01 - 40.00                       7.01%
45.01 - 50.00                      10.73
60.01 - 65.00                      18.93
65.01 - 70.00                      12.88
70.01 - 75.00                      34.19
75.01 - 80.00                      10.94
80.01 - 85.00                       5.32
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.71%
Lowest: 39.71%
Highest: 82.83%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
79 - 84                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 83.4 months
Lowest: 83 months
Highest: 84 months
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.4 months
Lowest: 359 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  43.96%
1 - 6                              56.04
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 1 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                      7.82%
10.001 - 11.000                    92.18
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 10.310%
Lowest: 9.875%
Highest: 10.875%
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 5, 2004 18:39
                              BoAMS 2004-D Group 3
                         7-1 ARMS - Southern California
                            Collateral Summary Report
================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $8,811,423.25
Loan Count: 18
Cut-off Date: 2004-04-01
Avg. Loan Balance: $489,523.51
Avg. Orig. Balance: $489,762.67
Accelerated Docs: 73.86%
W.A. FICO*: 749
W.A. Orig. LTV: 69.34%
W.A. Cut-Off LTV: 69.30%
W.A. Gross Coupon: 5.062%
W.A. Net Coupon: 4.810%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 69.30%
% Second Lien: 0.00%
% Silent Seconds: 41.92%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 13.32%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$350,001 - $450,000                45.05%
$450,001 - $550,000                22.64
$550,001 - $650,000                13.75
$650,001 - $750,000                 8.11
$850,001 - $950,000                10.45
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $489,762.67
Lowest: $354,302.00
Highest: $920,500.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$350,001 - $450,000                45.05%
$450,001 - $550,000                22.64
$550,001 - $650,000                13.75
$650,001 - $750,000                 8.11
$850,001 - $950,000                10.45
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $489,523.51
Lowest: $353,866.35
Highest: $920,500.00
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
4.251 - 4.500                       5.08%
4.751 - 5.000                      49.19
5.001 - 5.250                      40.35
5.251 - 5.500                       5.37
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.062%
Lowest: 4.500%
Highest: 5.500%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
750 - 799                          60.80%
700 - 749                          23.76
650 - 699                          15.44
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 749
Lowest: 695
Highest: 798
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
7/23 12 MO LIBOR                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           48.65%
Refinance-Rate/Term                45.86
Refinance-Cashout                   5.49
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                59.06%
PUD Detach                         21.54
Condo                              19.40
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              44.41%
Reduced                            29.44
Standard                           26.14
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Southern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
91030                              13.32%
91024                              10.45
92009                               8.11
92210                               6.40
90064                               5.80
Other                              55.92
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
40.01 - 45.00                       4.16%
45.01 - 50.00                       4.20
55.01 - 60.00                      15.94
60.01 - 65.00                       8.29
65.01 - 70.00                      11.40
70.01 - 75.00                       4.68
75.01 - 80.00                      51.33
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 69.34%
Lowest: 43.41%
Highest: 80.00%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
40.01 - 45.00                       4.16%
45.01 - 50.00                       4.20
55.01 - 60.00                      15.94
60.01 - 65.00                       8.29
65.01 - 70.00                      11.40
70.01 - 75.00                       4.68
75.01 - 80.00                      51.33
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 69.30%
Lowest: 43.36%
Highest: 80.00%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
79 - 84                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 83.6 months
Lowest: 83 months
Highest: 84 months
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.6 months
Lowest: 359 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  59.54%
1 - 6                              40.46
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.4 months
Lowest: 0 months
Highest: 1 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     54.28%
10.001 - 11.000                    45.72
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 10.062%
Lowest: 9.500%
Highest: 10.500%
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 6, 2004 09:29

                                  BoAMS 2004-D
                                 Total Combined
                            Collateral Summary Report

================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $1,109,829,051.80
Loan Count: 2,038
Cut-off Date: 2004-04-01
Avg. Loan Balance: $544,567.74
Avg. Orig. Balance: $544,946.89
Accelerated Docs: 73.46%
W.A. FICO: 742
W.A. Orig. LTV: 66.73%
W.A. Orig. CLTV: 71.09%
W.A. Cut-Off LTV: 66.69%
W.A. Gross Coupon: 4.469%
W.A. Net Coupon: 4.194%
W.A. Svcg Fee: 0.273%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 0.86%
% over 100 OLTV: 0.00%
% with PMI: 0.86%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.39%
W.A. MI Adjusted LTV: 66.52%
% Second Lien: 0.00%
% Silent Seconds: 36.30%
% with Prepay Penalty: 0.22%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.23%
----------------------------------------
* FICO not available for 2 loans, or
0.1% of the aggregate pool balance.
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.59%
$350,001 - $450,000                25.51
$450,001 - $550,000                22.46
$550,001 - $650,000                16.19
$650,001 - $750,000                12.22
$750,001 - $850,000                 6.37
$850,001 - $950,000                 4.39
$950,001 - $1,050,000               7.68
$1,050,001 - $1,150,000             1.28
$1,150,001 - $1,250,000             1.32
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $544,946.89
Lowest: $333,884.00
Highest: $1,250,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.65%
$350,001 - $450,000                25.56
$450,001 - $550,000                22.39
$550,001 - $650,000                16.15
$650,001 - $750,000                12.22
$750,001 - $850,000                 6.37
$850,001 - $950,000                 4.39
$950,001 - $1,050,000               7.68
$1,050,001 - $1,150,000             1.28
$1,150,001 - $1,250,000             1.32
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $544,567.74
Lowest: $333,884.00
Highest: $1,250,000.00
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
2.751 - 3.000                       0.03%
3.001 - 3.250                       0.05
3.251 - 3.500                       0.12
3.501 - 3.750                       2.88
3.751 - 4.000                       9.58
4.001 - 4.250                      15.35
4.251 - 4.500                      33.69
4.501 - 4.750                      25.07
4.751 - 5.000                       9.87
5.001 - 5.250                       2.24
5.251 - 5.500                       0.97
5.501 - 5.750                       0.10
5.751 - 6.000                       0.05
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.469%
Lowest: 3.000%
Highest: 5.875%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.00%
750 - 799                          45.39
700 - 749                          35.14
650 - 699                          13.95
600 - 649                           2.38
N/A                                 0.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 742
Lowest: 620
Highest: 826
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.14%
GEMIC                               0.26
RMIC                                0.20
UGRIC                               0.11
RGIC                                0.10
TGIC                                0.10
PMIC                                0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 45.25%
5/25 12 MO LIBOR                   32.72
3/27 12 MO LIBOR                   18.47
7/23 12 MO LIBOR                    2.78
5/20 12 MO LIBOR                    0.26
Other                               0.52
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                56.15%
Purchase                           32.11
Refinance-Cashout                  11.74
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.90%
1                                   0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                65.71%
PUD Detach                         22.62
Condo                               9.23
PUD Attach                          1.52
2-Family                            0.54
4-Family                            0.21
3-Family                            0.13
Townhouse                           0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.08%
Secondary                           5.56
Investor                            0.36
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              59.74%
Standard                           26.54
Reduced                            12.11
All Ready Home                      1.62
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                         72.29%
Illinois                            5.15
Florida                             3.59
Colorado                            2.23
Virginia                            1.90
Other                              14.84
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California                63.81%
Southern California                36.19
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               2.23%
95014                               2.04
94539                               1.67
94087                               1.01
94024                               1.01
Other                              92.04
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                  99.95%
Y                                   0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                  99.97%
Y                                   0.03
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.45%
20.01 - 30.00                       1.94
30.01 - 40.00                       4.26
40.01 - 50.00                       7.69
50.01 - 60.00                      12.91
60.01 - 70.00                      21.82
70.01 - 80.00                      50.07
80.01 - 90.00                       0.68
90.01 - 100.00                      0.18
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.73%
Lowest: 10.09%
Highest: 95.00%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.45%
20.01 - 30.00                       1.94
30.01 - 40.00                       4.26
40.01 - 50.00                       7.74
50.01 - 60.00                      12.91
60.01 - 70.00                      21.77
70.01 - 80.00                      50.07
80.01 - 90.00                       0.68
90.01 - 100.00                      0.18
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.69%
Lowest: 10.09%
Highest: 95.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                  99.78%
36                                  0.22
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt**20%                     0.22%
NONE                               99.78
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.04%
180                                 0.20
240                                 0.06
300                                 0.33
336                                 0.07
348                                 0.09
360                                99.21
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.3 months
Lowest: 120 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.04%
175 - 180                           0.20
235 - 240                           0.06
295 - 300                           0.33
301 - 342                           0.07
343 - 348                           0.09
355 - 360                          99.21
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 358.7 months
Lowest: 119 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  40.06%
1 - 6                              59.94
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                              18.57%
5.000                              81.43
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.443%
Lowest: 2.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       3.71%
9.001 - 10.000                     83.41
10.001 - 11.000                    12.83
11.001 - 12.000                     0.05
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 9.655%
Lowest: 8.500%
Highest: 11.250%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                            18.57%
55 - 60                            78.65
79 - 84                             2.78
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 55.6 months
Lowest: 35 months
Highest: 84 months
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 6, 2004 09:30

                              BoAMS 2004-D Group 1
                                    3-1 ARMs
                            Collateral Summary Report
================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $206,076,541.83
Loan Count: 391
Cut-off Date: 2004-04-01
Avg. Loan Balance: $527,049.98
Avg. Orig. Balance: $527,418.44
Accelerated Docs: 79.13%
W.A. FICO: 740
W.A. Orig. LTV: 66.86%
W.A. Orig. CLTV: 70.98%
W.A. Cut-Off LTV: 66.82%
W.A. Gross Coupon: 4.102%
W.A. Net Coupon: 3.725%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 OLTV: 0.71%
% over 100 OLTV: 0.00%
% with PMI: 0.71%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.99%
W.A. MI Adjusted LTV:  66.66%
% Second Lien: 0.00%
% Silent Seconds: 33.01%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 6.67%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.65%
$350,001 - $450,000                26.80
$450,001 - $550,000                26.28
$550,001 - $650,000                16.87
$650,001 - $750,000                12.43
$750,001 - $850,000                 6.23
$850,001 - $950,000                 4.82
$950,001 - $1,050,000               3.37
$1,150,001 - $1,250,000             0.57
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $527,418.44
Lowest: $335,000.00
Highest: $1,175,500.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.65%
$350,001 - $450,000                27.01
$450,001 - $550,000                26.06
$550,001 - $650,000                16.87
$650,001 - $750,000                12.43
$750,001 - $850,000                 6.23
$850,001 - $950,000                 4.82
$950,001 - $1,050,000               3.37
$1,150,001 - $1,250,000             0.57
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $527,049.98
Lowest: $334,558.85
Highest: $1,173,880.47
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
2.751 - 3.000                       0.19%
3.001 - 3.250                       0.25
3.251 - 3.500                       0.18
3.501 - 3.750                      10.92
3.751 - 4.000                      36.88
4.001 - 4.250                      29.37
4.251 - 4.500                      18.52
4.501 - 4.750                       2.88
4.751 - 5.000                       0.53
5.001 - 5.250                       0.28
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.102%
Lowest: 3.000%
Highest: 5.250%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.75%
750 - 799                          43.18
700 - 749                          37.55
650 - 699                          14.19
600 - 649                           2.33
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 740
Lowest: 621
Highest: 817
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.29%
TGIC                                0.19
RMIC                                0.18
GEMIC                               0.18
PMIC                                0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                   99.45%
3/22 12 MO LIBOR                    0.37
3/12 12 MO LIBOR                    0.18
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                68.59%
Purchase                           20.41
Refinance-Cashout                  11.00
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                68.92%
PUD Detach                         20.22
Condo                               7.15
PUD Attach                          2.01
2-Family                            0.99
4-Family                            0.71
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            95.72%
Secondary                           3.62
Investor                            0.66
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              70.51%
Standard                           20.87
Reduced                             7.98
All Ready Home                      0.64
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                         75.16%
Illinois                            6.46
Colorado                            2.74
Florida                             2.20
Texas                               1.56
Other                              11.88
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California                79.86%
Southern California                20.14
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
95014                               6.67%
94539                               6.27
95070                               3.58
95129                               2.37
94568                               2.31
Other                              78.80
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.36%
20.01 - 25.00                       1.08
25.01 - 30.00                       0.46
30.01 - 35.00                       1.22
35.01 - 40.00                       2.69
40.01 - 45.00                       3.86
45.01 - 50.00                       4.32
50.01 - 55.00                       5.53
55.01 - 60.00                       7.01
60.01 - 65.00                      10.17
65.01 - 70.00                      10.50
70.01 - 75.00                      16.44
75.01 - 80.00                      35.66
80.01 - 85.00                       0.19
85.01 - 90.00                       0.18
90.01 - 95.00                       0.34
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.86%
Lowest: 16.05%
Highest: 95.00%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.36%
20.01 - 25.00                       1.08
25.01 - 30.00                       0.46
30.01 - 35.00                       1.22
35.01 - 40.00                       2.69
40.01 - 45.00                       3.86
45.01 - 50.00                       4.32
50.01 - 55.00                       5.53
55.01 - 60.00                       7.01
60.01 - 65.00                      10.17
65.01 - 70.00                      10.50
70.01 - 75.00                      16.44
75.01 - 80.00                      35.66
80.01 - 85.00                       0.19
85.01 - 90.00                       0.18
90.01 - 95.00                       0.34
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.82%
Lowest: 16.05%
Highest: 95.00%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
180                                 0.18%
300                                 0.37
360                                99.45
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
175 - 180                           0.18%
295 - 300                           0.37
355 - 360                          99.45
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.0 months
Lowest: 179 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  55.35%
1 - 6                              44.65
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.4 months
Lowest: 0 months
Highest: 1 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       0.19%
9.001 - 10.000                     48.23
10.001 - 11.000                    51.30
11.001 - 12.000                     0.28
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 10.102%
Lowest: 9.000%
Highest: 11.250%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 35.6 months
Lowest: 35 months
Highest: 36 months
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 6, 2004 09:30

                              BoAMS 2004-D Group 2
                                    5-1 ARMs
                            Collateral Summary Report
================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $872,868,608.70
Loan Count: 1,587
Cut-off Date: 2004-04-01
Avg. Loan Balance: $550,011.73
Avg. Orig. Balance: $550,387.44
Accelerated Docs: 72.05%
W.A. FICO: 742
W.A. Orig. LTV: 66.62%
W.A. Orig. CLTV: 71.01%
W.A. Cut-Off LTV: 66.58%
W.A. Gross Coupon: 4.532%
W.A. Net Coupon: 4.280%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.87%
% over 100 COLTV: 0.00%
% with PMI: 0.87%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.76%
W.A. MI Adjusted LTV:  66.40%
% Second Lien: 0.00%
% Silent Seconds: 36.81%
% with Prepay Penalty: 0.28%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.88%
----------------------------------------
* FICO not available for 2 loans,
or 0.2% of the aggregate pool balance.
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.63%
$350,001 - $450,000                24.92
$450,001 - $550,000                21.48
$550,001 - $650,000                16.11
$650,001 - $750,000                11.96
$750,001 - $850,000                 6.54
$850,001 - $950,000                 4.33
$950,001 - $1,050,000               8.86
$1,050,001 - $1,150,000             1.62
$1,150,001 - $1,250,000             1.54
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $550,387.44
Lowest: $333,884.00
Highest: $1,250,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.71%
$350,001 - $450,000                24.94
$450,001 - $550,000                21.43
$550,001 - $650,000                16.06
$650,001 - $750,000                11.96
$750,001 - $850,000                 6.54
$850,001 - $950,000                 4.33
$950,001 - $1,050,000               8.86
$1,050,001 - $1,150,000             1.62
$1,150,001 - $1,250,000             1.54
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $550,011.73
Lowest: $333,884.00
Highest: $1,250,000.00
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       0.11%
3.501 - 3.750                       1.09
3.751 - 4.000                       3.48
4.001 - 4.250                      12.58
4.251 - 4.500                      38.32
4.501 - 4.750                      31.01
4.751 - 5.000                      11.41
5.001 - 5.250                       1.56
5.251 - 5.500                       0.39
5.501 - 5.750                       0.06
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 4.532%
Lowest: 3.500%
Highest: 5.625%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.04%
750 - 799                          45.78
700 - 749                          34.65
650 - 699                          13.96
600 - 649                           2.41
Not Scored                          0.17
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 742
Lowest: 620
Highest: 826
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.13%
GEMIC                               0.24
RMIC                                0.21
UGRIC                               0.13
RGIC                                0.13
TGIC                                0.08
PMIC                                0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 57.53%
5/25 12 MO LIBOR                   41.60
5/20 12 MO LIBOR                    0.33
5/10 12 MO LIBOR                    0.21
5/24 12 MO LIBOR                    0.11
5/23 12 MO LIBOR                    0.09
5/15 12 MO LIBOR                    0.08
5/5 12 MO LIBOR                     0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                53.38%
Purchase                           34.80
Refinance-Cashout                  11.82
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                64.83%
PUD Detach                         23.41
Condo                               9.60
PUD Attach                          1.45
2-Family                            0.39
3-Family                            0.17
4-Family                            0.10
Townhouse                           0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            93.59%
Secondary                           6.10
Investor                            0.31
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              58.09%
Standard                           27.95
Reduced                            12.25
All Ready Home                      1.72
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                         72.09%
Illinois                            4.98
Florida                             3.74
Colorado                            2.19
Virginia                            1.91
Other                              15.09
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California                60.22%
Southern California                39.78
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               1.88%
94024                               1.10
94087                               1.04
95014                               1.02
94583                               0.91
Other                              94.05
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.48%
20.01 - 25.00                       0.81
25.01 - 30.00                       1.30
30.01 - 35.00                       1.35
35.01 - 40.00                       3.07
40.01 - 45.00                       2.53
45.01 - 50.00                       5.02
50.01 - 55.00                       5.54
55.01 - 60.00                       7.68
60.01 - 65.00                      11.14
65.01 - 70.00                      10.75
70.01 - 75.00                      13.02
75.01 - 80.00                      36.45
80.01 - 85.00                       0.21
85.01 - 90.00                       0.52
90.01 - 95.00                       0.15
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.62%
Lowest: 10.09%
Highest: 94.44%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.48%
20.01 - 25.00                       0.81
25.01 - 30.00                       1.30
30.01 - 35.00                       1.35
35.01 - 40.00                       3.07
40.01 - 45.00                       2.66
45.01 - 50.00                       4.95
50.01 - 55.00                       5.54
55.01 - 60.00                       7.68
60.01 - 65.00                      11.17
65.01 - 70.00                      10.66
70.01 - 75.00                      13.07
75.01 - 80.00                      36.40
80.01 - 85.00                       0.21
85.01 - 90.00                       0.52
90.01 - 95.00                       0.15
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 66.58%
Lowest: 10.09%
Highest: 94.44%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                  99.94%
Y                                   0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
 0                                 99.72%
36                                  0.28
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt>20%                      0.28%
NONE                               99.72
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                  99.96%
Y                                   0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
55 - 60                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 59.4 months
Lowest: 56 months
Highest: 60 months
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.05%
180                                 0.21
240                                 0.08
300                                 0.33
336                                 0.09
348                                 0.11
360                                99.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.05%
175 - 180                           0.21
235 - 240                           0.08
295 - 300                           0.33
301 - 342                           0.09
343 - 348                           0.11
355 - 360                          99.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 358.5 months
Lowest: 119 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  36.19%
1 - 6                              63.81
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       4.67%
9.001 - 10.000                     93.32
10.001 - 11.000                     2.00
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 9.532%
Lowest: 8.500%
Highest: 10.625%
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Apr 6, 2004 09:30

                              BoAMS 2004-D Group 3
                                    7-1 ARMs
                            Collateral Summary Report
================================================================================

----------------------------------------
General Pool Characteristics
----------------------------------------
Pool Size: $30,883,901.27
Loan Count: 60
Cut-off Date: 2004-04-01
Avg. Loan Balance: $514,731.69
Avg. Orig. Balance: $515,271.20
Accelerated Docs: 75.39%
W.A. FICO*: 744
W.A. Orig. LTV: 69.14%
W.A. Orig. CLTV: 74.16%
W.A. Cut-Off LTV: 69.06%
W.A. Gross Coupon: 5.152%
W.A. Net Coupon: 4.900%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.61%
% over 100 COLTV: 0.00%
% with PMI: 1.61%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV:  68.90%
% Second Lien: 0.00%
% Silent Seconds: 43.59%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.80%
----------------------------------------

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 1.11%
$350,001 - $450,000                33.40
$450,001 - $550,000                24.91
$550,001 - $650,000                13.83
$650,001 - $750,000                18.03
$750,001 - $850,000                 2.57
$850,001 - $950,000                 2.98
$950,001 - $1,050,000               3.16
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $515,271.20
Lowest: $344,000.00
Highest: $988,000.00
----------------------------------------

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 1.11%
$350,001 - $450,000                33.40
$450,001 - $550,000                24.91
$550,001 - $650,000                13.83
$650,001 - $750,000                18.03
$750,001 - $850,000                 2.57
$850,001 - $950,000                 2.98
$950,001 - $1,050,000               3.16
----------------------------------------
Total:                            100.00%
----------------------------------------
Average: $514,731.69
Lowest: $344,000.00
Highest: $976,583.72
----------------------------------------

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Coupon                           Percent
----------------------------------------
4.251 - 4.500                       3.88%
4.501 - 4.750                       5.42
4.751 - 5.000                      28.52
5.001 - 5.250                      34.68
5.251 - 5.500                      23.81
5.501 - 5.750                       1.97
5.751 - 6.000                       1.72
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.152%
Lowest: 4.500%
Highest: 5.875%
----------------------------------------

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.60%
750 - 799                          49.26
700 - 749                          32.87
650 - 699                          12.13
600 - 649                           2.13
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 744
Lowest: 623
Highest: 809
----------------------------------------

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               98.39%
GEMIC                               1.61
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Product Type                     Percent
----------------------------------------
7/23 12 MO LIBOR                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                51.19%
Purchase                           34.27
Refinance-Cashout                  14.54
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                69.26%
PUD Detach                         16.46
Condo                              12.59
2-Family                            1.68
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            96.88%
Secondary                           3.12
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            35.72%
Rapid                              34.38
Standard                           24.61
All Ready Home                      5.29
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
State                            Percent
----------------------------------------
California                         58.79%
Maryland                            9.00
Florida                             8.39
Virginia                            6.73
South Carolina                      3.26
Other                              13.84
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
California                       Percent
----------------------------------------
Northern California                51.47%
Southern California                48.53
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Zip Code                         Percent
----------------------------------------
91030                               3.80%
95070                               3.16
91024                               2.98
21136                               2.57
78731                               2.43
Other                              85.06
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
35.01 - 40.00                       2.12%
40.01 - 45.00                       1.19
45.01 - 50.00                       7.37
50.01 - 55.00                       1.93
55.01 - 60.00                       4.55
60.01 - 65.00                      12.74
65.01 - 70.00                      14.89
70.01 - 75.00                      21.31
75.01 - 80.00                      32.30
80.01 - 85.00                       1.61
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 69.14%
Lowest: 39.71%
Highest: 82.83%
----------------------------------------

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
35.01 - 40.00                       2.12%
40.01 - 45.00                       1.19
45.01 - 50.00                       7.37
50.01 - 55.00                       1.93
55.01 - 60.00                       4.55
60.01 - 65.00                      12.74
65.01 - 70.00                      14.89
70.01 - 75.00                      21.31
75.01 - 80.00                      32.30
80.01 - 85.00                       1.61
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 69.06%
Lowest: 39.71%
Highest: 82.83%
----------------------------------------

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
* MBA method
----------------------------------------

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  96.29%
1                                   3.71
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
----------------------------------------

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
79 - 84                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 83.4 months
Lowest: 81 months
Highest: 84 months
----------------------------------------

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 359.4 months
Lowest: 357 months
Highest: 360 months
----------------------------------------

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  47.52%
1 - 6                              52.48
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months
----------------------------------------

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     37.81%
10.001 - 11.000                    62.19
----------------------------------------
Total:                            100.00%
----------------------------------------
W.A.: 10.152%
Lowest: 9.500%
Highest: 10.875%
----------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                      Page 1 of 1

[LOGO OF BANC OF AMERICA SECURITIES]

                        BoAMS 2004 -D Group 1 (3-1 ARMS)
                            CA Zip Code Concentration
-------------------------------------------------------------------
         Concentration**                Balance       % of CA loans
-------------------------------------------------------------------
Northern California                 $   123,689,288           79.86%
Southern California                 $    31,188,991           20.14%
-------------------------------------------------------------------
Grand Total:                        $   154,878,279          100.00%

** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                         BoAMS 2004-D Group 1 (3-1 ARMS)
                           N-CA Zip Code Concentration

--------------------------------------
                            % of Total
  ZIP         BALANCE        Balance
--------------------------------------
95014     $    13,740,124        11.11%
--------------------------------------
94539          12,913,735        10.44
--------------------------------------
95070           7,380,892         5.97
--------------------------------------
95129           4,892,454         3.96
--------------------------------------
94568           4,761,713         3.85
--------------------------------------
94303           3,787,441         3.06
--------------------------------------
95120           2,660,019         2.15
--------------------------------------
94587           2,504,673         2.02
--------------------------------------
95051           2,489,138         2.01
--------------------------------------
95124           2,382,000         1.93
--------------------------------------
95035           2,311,865         1.87
--------------------------------------
94087           2,084,242         1.69
--------------------------------------
94555           2,001,300         1.62
--------------------------------------
94536           1,999,225         1.62
--------------------------------------
94002           1,910,745         1.54
--------------------------------------
94025           1,852,000         1.50
--------------------------------------
94306           1,730,119         1.40
--------------------------------------
95131           1,715,176         1.39
--------------------------------------
94086           1,670,365         1.35
--------------------------------------
94024           1,572,787         1.27
--------------------------------------
95125           1,373,089         1.11
--------------------------------------
94506           1,372,000         1.11
--------------------------------------
95130           1,360,566         1.10
--------------------------------------
94558           1,249,784         1.01
--------------------------------------
94114           1,198,902         0.97
--------------------------------------
94065           1,108,000         0.90
--------------------------------------
94566           1,078,500         0.87
--------------------------------------
94552           1,067,143         0.86
--------------------------------------
94022           1,000,000         0.81
--------------------------------------
94123           1,000,000         0.81
--------------------------------------
94563             989,635         0.80
--------------------------------------
95037             967,653         0.78
--------------------------------------
95054             966,279         0.78
--------------------------------------
95020             962,000         0.78
--------------------------------------
94402             939,342         0.76
--------------------------------------
94107             908,540         0.73
--------------------------------------
94116             894,314         0.72
--------------------------------------
94583             884,500         0.72
--------------------------------------
94560             875,391         0.71
--------------------------------------
95123             851,273         0.69
--------------------------------------
95136             847,408         0.69
--------------------------------------
94301             778,851         0.63
--------------------------------------
94061             763,386         0.62
--------------------------------------
95747             739,070         0.60
--------------------------------------
95008             703,008         0.57
--------------------------------------
94502             699,057         0.57
--------------------------------------
95121             669,097         0.54
--------------------------------------
95138             647,045         0.52
--------------------------------------
94403             637,101         0.52
--------------------------------------
95003             632,000         0.51
--------------------------------------
93908             622,000         0.50
--------------------------------------
94070             608,000         0.49
--------------------------------------
94546             600,000         0.49
--------------------------------------
95959             600,000         0.49
--------------------------------------
93923             595,000         0.48
--------------------------------------
94062             593,200         0.48
--------------------------------------
94110             572,474         0.46
--------------------------------------
95118             570,000         0.46
--------------------------------------
Other          14,405,669        11.65
--------------------------------------
Total:    $   123,689,288       100.00%
--------------------------------------

                         BoAMS 2004-D Group 1 (3-1 ARMS)
                           S-CA Zip Code Concentration

--------------------------------------
                            % of Total
  ZIP         BALANCE        Balance
--------------------------------------
91765     $     1,823,201         5.85%
--------------------------------------
92651           1,566,099         5.02
--------------------------------------
92661           1,481,056         4.75
--------------------------------------
92130           1,387,287         4.45
--------------------------------------
92679           1,356,048         4.35
--------------------------------------
90049           1,305,270         4.19
--------------------------------------
92009           1,262,250         4.05
--------------------------------------
91108           1,255,000         4.02
--------------------------------------
92106             868,746         2.79
--------------------------------------
92054             822,842         2.64
--------------------------------------
91748             779,019         2.50
--------------------------------------
92705             748,943         2.40
--------------------------------------
90808             722,733         2.32
--------------------------------------
90210             717,000         2.30
--------------------------------------
90068             693,065         2.22
--------------------------------------
92067             650,000         2.08
--------------------------------------
90503             638,000         2.05
--------------------------------------
90402             559,193         1.79
--------------------------------------
90265             557,000         1.79
--------------------------------------
91362             500,000         1.60
--------------------------------------
90065             499,356         1.60
--------------------------------------
91344             494,000         1.58
--------------------------------------
90623             470,000         1.51
--------------------------------------
91101             468,382         1.50
--------------------------------------
90278             465,000         1.49
--------------------------------------
92708             460,000         1.47
--------------------------------------
91006             457,340         1.47
--------------------------------------
90505             450,000         1.44
--------------------------------------
92119             439,407         1.41
--------------------------------------
92646             439,407         1.41
--------------------------------------
91401             437,410         1.40
--------------------------------------
91361             416,000         1.33
--------------------------------------
90731             411,957         1.32
--------------------------------------
92127             400,310         1.28
--------------------------------------
90638             400,000         1.28
--------------------------------------
93035             400,000         1.28
--------------------------------------
93405             399,441         1.28
--------------------------------------
92603             392,000         1.26
--------------------------------------
92663             389,069         1.25
--------------------------------------
91901             373,699         1.20
--------------------------------------
92841             373,000         1.20
--------------------------------------
90260             363,487         1.17
--------------------------------------
90024             360,000         1.15
--------------------------------------
91367             359,504         1.15
--------------------------------------
92604             355,600         1.14
--------------------------------------
92707             349,496         1.12
--------------------------------------
90720             336,796         1.08
--------------------------------------
92780             335,577         1.08
--------------------------------------
Total:    $    31,188,991       100.00%
--------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                    BoAMS 2004-D Group 2 (5-1 ARMS & Net 5's)
                            CA Zip Code Concentration

-------------------------------------------------------------------
         Concentration**                Balance       % of CA loans
-------------------------------------------------------------------
Northern California                 $   378,940,985           60.22%
Southern California                 $   250,307,717           39.78%
-------------------------------------------------------------------
Grand Total:                        $   629,248,703          100.00%

** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                    BoAMS 2004-D Group 2 (5-1 ARMS & Net 5's)
                           N-CA Zip Code Concentration

--------------------------------------
                            % of Total
  ZIP         BALANCE        Balance
--------------------------------------
95070     $    16,401,094         4.33%
--------------------------------------
94024           9,598,783         2.53
--------------------------------------
94087           9,105,285         2.40
--------------------------------------
95014           8,886,897         2.35
--------------------------------------
94583           7,951,298         2.10
--------------------------------------
94025           7,886,240         2.08
--------------------------------------
94070           7,415,065         1.96
--------------------------------------
95037           6,535,059         1.72
--------------------------------------
94062           6,368,695         1.68
--------------------------------------
95138           5,911,859         1.56
--------------------------------------
94539           5,662,703         1.49
--------------------------------------
95030           5,463,711         1.44
--------------------------------------
95120           5,302,365         1.40
--------------------------------------
94566           5,301,163         1.40
--------------------------------------
94506           5,244,000         1.38
--------------------------------------
94588           5,131,079         1.35
--------------------------------------
94550           4,995,900         1.32
--------------------------------------
94022           4,835,766         1.28
--------------------------------------
94301           4,471,409         1.18
--------------------------------------
94563           4,352,200         1.15
--------------------------------------
95746           4,281,235         1.13
--------------------------------------
94306           4,266,637         1.13
--------------------------------------
95148           4,242,724         1.12
--------------------------------------
95129           4,229,519         1.12
--------------------------------------
95125           4,164,611         1.10
--------------------------------------
94941           4,066,981         1.07
--------------------------------------
94065           4,038,369         1.07
--------------------------------------
94556           4,009,838         1.06
--------------------------------------
94303           3,964,247         1.05
--------------------------------------
94131           3,936,160         1.04
--------------------------------------
95032           3,583,833         0.95
--------------------------------------
95008           3,581,192         0.95
--------------------------------------
94404           3,371,422         0.89
--------------------------------------
94114           3,334,719         0.88
--------------------------------------
94080           3,278,644         0.87
--------------------------------------
94611           3,220,546         0.85
--------------------------------------
94010           3,109,900         0.82
--------------------------------------
95135           3,084,391         0.81
--------------------------------------
94526           2,943,474         0.78
--------------------------------------
94555           2,852,482         0.75
--------------------------------------
94598           2,818,345         0.74
--------------------------------------
94558           2,781,480         0.73
--------------------------------------
95124           2,661,726         0.70
--------------------------------------
94107           2,655,414         0.70
--------------------------------------
96161           2,628,659         0.69
--------------------------------------
94112           2,517,767         0.66
--------------------------------------
94903           2,467,650         0.65
--------------------------------------
95123           2,431,116         0.64
--------------------------------------
94109           2,366,215         0.62
--------------------------------------
95033           2,353,883         0.62
--------------------------------------
94127           2,331,075         0.62
--------------------------------------
95130           2,206,434         0.58
--------------------------------------
94005           2,175,389         0.57
--------------------------------------
94121           2,109,463         0.56
--------------------------------------
95035           2,069,267         0.55
--------------------------------------
94568           2,048,321         0.54
--------------------------------------
94118           1,991,244         0.53
--------------------------------------
94027           1,932,000         0.51
--------------------------------------
94110           1,925,508         0.51
--------------------------------------
95136           1,924,440         0.51
--------------------------------------
94560           1,916,960         0.51
--------------------------------------
94040           1,886,442         0.50
--------------------------------------
95020           1,885,100         0.50
--------------------------------------
Other         116,475,594        30.74
--------------------------------------
Total:    $   378,940,985       100.00%
--------------------------------------

                    BoAMS 2004-D Group 2 (5-1 ARMS & Net 5's)
                           S-CA Zip Code Concentration

--------------------------------------
                            % of Total
  ZIP         BALANCE        Balance
--------------------------------------
90266     $     7,344,829         2.93%
--------------------------------------
92651           5,105,083         2.04
--------------------------------------
90049           4,923,900         1.97
--------------------------------------
92037           4,826,912         1.93
--------------------------------------
90277           4,812,751         1.92
--------------------------------------
90275           4,722,703         1.89
--------------------------------------
90272           4,301,020         1.72
--------------------------------------
92677           4,295,238         1.72
--------------------------------------
92660           3,860,024         1.54
--------------------------------------
92253           3,770,364         1.51
--------------------------------------
90278           3,678,246         1.47
--------------------------------------
90210           3,659,350         1.46
--------------------------------------
92679           3,578,416         1.43
--------------------------------------
90024           3,121,819         1.25
--------------------------------------
92675           3,021,521         1.21
--------------------------------------
92629           2,902,001         1.16
--------------------------------------
92129           2,881,131         1.15
--------------------------------------
91361           2,877,800         1.15
--------------------------------------
91106           2,823,447         1.13
--------------------------------------
92024           2,755,345         1.10
--------------------------------------
92009           2,738,797         1.09
--------------------------------------
92867           2,633,688         1.05
--------------------------------------
92688           2,528,577         1.01
--------------------------------------
92131           2,497,900         1.00
--------------------------------------
92128           2,445,197         0.98
--------------------------------------
91301           2,411,250         0.96
--------------------------------------
92127           2,367,682         0.95
--------------------------------------
90069           2,284,479         0.91
--------------------------------------
92130           2,235,816         0.89
--------------------------------------
92694           2,224,000         0.89
--------------------------------------
92008           2,159,750         0.86
--------------------------------------
90803           2,148,972         0.86
--------------------------------------
92067           2,107,000         0.84
--------------------------------------
90046           2,074,200         0.83
--------------------------------------
92118           2,064,500         0.82
--------------------------------------
90254           2,059,699         0.82
--------------------------------------
92625           2,010,200         0.80
--------------------------------------
90402           1,961,807         0.78
--------------------------------------
92691           1,948,665         0.78
--------------------------------------
91436           1,931,906         0.77
--------------------------------------
91302           1,906,300         0.76
--------------------------------------
92656           1,899,700         0.76
--------------------------------------
90064           1,893,519         0.76
--------------------------------------
92064           1,886,900         0.75
--------------------------------------
90631           1,874,289         0.75
--------------------------------------
90265           1,857,536         0.74
--------------------------------------
92614           1,849,332         0.74
--------------------------------------
92101           1,828,500         0.73
--------------------------------------
91320           1,713,007         0.68
--------------------------------------
90274           1,699,000         0.68
--------------------------------------
92110           1,679,899         0.67
--------------------------------------
91381           1,670,800         0.67
--------------------------------------
91364           1,655,600         0.66
--------------------------------------
90068           1,611,400         0.64
--------------------------------------
92630           1,611,270         0.64
--------------------------------------
91913           1,608,192         0.64
--------------------------------------
92648           1,601,600         0.64
--------------------------------------
91011           1,591,000         0.64
--------------------------------------
90292           1,584,000         0.63
--------------------------------------
92692           1,582,394         0.63
--------------------------------------
92014           1,520,000         0.61
--------------------------------------
92612           1,500,000         0.60
--------------------------------------
90048           1,470,500         0.59
--------------------------------------
92807           1,434,200         0.57
--------------------------------------
93108           1,426,500         0.57
--------------------------------------
92653           1,426,307         0.57
--------------------------------------
91108           1,387,151         0.55
--------------------------------------
92869           1,377,500         0.55
--------------------------------------
92708           1,351,670         0.54
--------------------------------------
90403           1,346,358         0.54
--------------------------------------
90077           1,278,269         0.51
--------------------------------------
93105           1,269,000         0.51
--------------------------------------
Other          74,820,039        29.89
--------------------------------------
Total:    $   250,307,717       100.00%
--------------------------------------

[LOGO OF BANC OF AMERICA SECURITIES]

                         BoAMS 2004-D Group 3 (7-1 ARMS)
                            CA Zip Code Concentration

-------------------------------------------------------------------
         Concentration**                Balance       % of CA loans
-------------------------------------------------------------------
Northern California                 $     9,343,922           51.47%
Southern California                 $     8,811,423           48.53%
-------------------------------------------------------------------
Grand Total:                        $    18,155,345          100.00%

** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                         BoAMS 2004-D Group 3 (7-1 ARMS)
                           N-CA Zip Code Concentration

--------------------------------------
                            % of Total
  ZIP         BALANCE        Balance
--------------------------------------
95070     $       976,584        10.45%
--------------------------------------
94618             731,100         7.82
--------------------------------------
95125             716,178         7.66
--------------------------------------
95037             678,549         7.26
--------------------------------------
94583             665,000         7.12
--------------------------------------
94960             658,179         7.04
--------------------------------------
94507             655,200         7.01
--------------------------------------
95129             547,361         5.86
--------------------------------------
93921             532,457         5.70
--------------------------------------
94070             525,000         5.62
--------------------------------------
95073             520,000         5.57
--------------------------------------
95051             497,000         5.32
--------------------------------------
94403             475,000         5.08
--------------------------------------
95616             426,000         4.56
--------------------------------------
95650             396,316         4.24
--------------------------------------
94610             344,000         3.68
--------------------------------------
Total:    $     9,343,922       100.00%
--------------------------------------

                         BoAMS 2004-D Group 3 (7-1 ARMS)
                           S-CA Zip Code Concentration

--------------------------------------
                            % of Total
  ZIP         BALANCE        Balance
--------------------------------------
91030     $     1,173,421        13.32%
--------------------------------------
91024             920,500        10.45
--------------------------------------
92009             715,000         8.11
--------------------------------------
92210             564,305         6.40
--------------------------------------
90064             511,000         5.80
--------------------------------------
90036             484,000         5.49
--------------------------------------
92603             473,500         5.37
--------------------------------------
90272             448,000         5.08
--------------------------------------
92882             439,938         4.99
--------------------------------------
91007             420,800         4.78
--------------------------------------
90065             414,701         4.71
--------------------------------------
92694             412,261         4.68
--------------------------------------
92008             377,000         4.28
--------------------------------------
92886             370,000         4.20
--------------------------------------
92614             366,779         4.16
--------------------------------------
92253             366,351         4.16
--------------------------------------
92110             353,866         4.02
--------------------------------------
Total:    $     8,811,423       100.00%
--------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

!  B04D_CALL2.CDI  #CMOVER_3.0E WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.212  ,  subroutines 3.0g1
!!   04/07/2004   3:56 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America

!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail." !The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you,

!and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."


 COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT  #OrigCollBal = 1109829051.80
  DEFINE CONSTANT  #OrigCollBal1 = 206076541.83
  DEFINE CONSTANT  #OrigCollBal2 = 872868608.70
  DEFINE CONSTANT  #OrigCollBal3 = 30883901.27
!
  DEFINE CONSTANT  #OrigBondBal = 1109829051.80
  DEFINE CONSTANT  #OrigBondBal1 = 206076541.83
  DEFINE CONSTANT  #OrigBondBal2 = 872868608.70
  DEFINE CONSTANT  #OrigBondBal3 = 30883901.27
!
  DEFINE #BondBal1                       = 230478051.80
  DEFINE #BondBal2                       = 879266951.80
  DEFINE #BondBal3                       = 60015951.80
  DEFINE #BondBal                        = 1169760955.40
!
   FULL_DEALNAME:        BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-D
!
   DEAL SIZE:            $ 1109829051.80
   PRICING SPEED:        25% CPR
!  ISSUE DATE:           20040401
   SETTLEMENT DATE:      20040429
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
  TRUSTEE_FEE    GROUP 1     0.002
!
  TRUSTEE_FEE    GROUP 2     0.002
!
  TRUSTEE_FEE    GROUP 3     0.002
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040401 _
       DEAL_FIRSTPAY_DATE         20040525
!
!

  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) /
COLL_PREV_BAL(1)  *  1200

  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) /
COLL_PREV_BAL(2)  * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) /
COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS1" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS2" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS3" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR        1.4925
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "1AR", "1A1", "1A2", "2A1", "2A2", "2A3", "2A3IO", "2A4", "2A4IO", "2A5", "2A5IO", "2A6", "2A6IO", "2A7",
"2A7IO", "2A8", "2A8IO", "3A1", "SUBS", "1IO", "2IO", "3IO"
!

!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 5564441.83 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     99
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 23567608.70 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.205981 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 833901.27 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20110325 THEN COLL_NETRATE(3) -  0.396 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block  195098000.00 GROUP  1  FREQ  M  FLOAT  RESET  M  _
          DAYCOUNT   30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT
   Block  5414000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360  BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  225000000.00   GROUP  2  FREQ  M  FLOAT  RESET  M  _
          DAYCOUNT  30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.631 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  449301000.00   GROUP  2  FREQ  M  FLOAT  RESET  M  _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.050 ELSE
COLL_NETRATE(2))

     0     999
!
Tranche "2A3" SEN_FLT
   Block  45267000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040425 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(1.62,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A3IO" SEN_FLT_IO
   Block 45267000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A3#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20040425  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 1.680 ELSE 0.0)
     0     999
!
Tranche "2A4" SEN_FLT
   Block  17692000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040425 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(2.543,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A4IO" SEN_FLT_IO
   Block 17692000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A4#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20040425  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 2.603 ELSE 0.0)
     0     999
!
Tranche "2A5" SEN_FLT
   Block  31535000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(3.189,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A5IO" SEN_FLT_IO
   Block 31535000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A5#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 3.249 ELSE 0.0)
     0     999
!
Tranche "2A6" SEN_FLT
   Block  19407000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(3.678,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A6IO" SEN_FLT_IO
   Block 19407000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A6#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525

     ( IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 3.738 ELSE 0.0 )
     0     999
!
Tranche "2A7" SEN_FLT
   Block  20572000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(4.162,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A7IO" SEN_FLT_IO
   Block 20572000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A7#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     ( IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 4.222 ELSE 0.0 )
     0     999
!
Tranche "2A8" SEN_FLT
   Block  40527000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(4.134,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A8IO" SEN_FLT_IO
   Block 40527000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A8#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     ( IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 4.194 ELSE 0.0 )
     0     999
!
Tranche "3A1" SEN_FLT
   Block  30050000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20110325 THEN COLL_NETRATE(3) -  0.396 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "SUBS" JUN_WAC
   Block 29965951.80 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040401 Next 20040525
     ( #COUPON_SUBS )
    0    999
!
Tranche "1IO" SEN_IO
   Block 206076541.83 at 0.106 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20070425 THEN BBAL("1AR#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _
                                                              END   ( IF
CURDATE LT 20070425 THEN BBAL("1AR#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
!
Tranche "2IO" SEN_IO
   Block 872868608.70 at 0.205981 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20090325 THEN
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#
1") ELSE 0 ); _

                                                              END   ( IF
CURDATE LT 20090325 THEN
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#
1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "3IO" SEN_IO
   Block 30883901.27 at 0.396 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20110325 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _
                                                              END   ( IF
CURDATE LT 20110325 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040401 Next 20040525 Settle  20040429
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040401 Next 20040525 Settle  20040429
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040401 Next 20040525 Settle  20040429
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040401 Next 20040525 Settle 20040429
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _
                    = "2A3"
  CLASS "2A3IO"     NO_BUILD_TRANCHE _
                    = "2A3IO"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "2A4IO"     NO_BUILD_TRANCHE _
                    = "2A4IO"
  CLASS "2A5"       NO_BUILD_TRANCHE _
                    = "2A5"
  CLASS "2A5IO"     NO_BUILD_TRANCHE _
                    = "2A5IO"
  CLASS "2A6"       NO_BUILD_TRANCHE _
                    = "2A6"
  CLASS "2A6IO"     NO_BUILD_TRANCHE _
                    = "2A6IO"

  CLASS "2A7"       NO_BUILD_TRANCHE _
                    = "2A7"
  CLASS "2A7IO"     NO_BUILD_TRANCHE _
                    = "2A7IO"
  CLASS "2A8"       NO_BUILD_TRANCHE _
                    = "2A8"
  CLASS "2A8IO"     NO_BUILD_TRANCHE _
                    = "2A8IO"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "1A" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A2"
  CLASS "PT" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2"
  CLASS "S1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A3" "2A3IO"
  CLASS "S125" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A4" "2A4IO"
  CLASS "S2" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A5" "2A5IO"
  CLASS "S3" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A6" "2A6IO"
  CLASS "S4" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A7" "2A7IO"
  CLASS "LCF" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A8" "2A8IO"
  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "S1" "S125" "S2" "S3" "S4" "LCF"
  CLASS "SUBS"      NO_BUILD_TRANCHE _
                    = "SUBS", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal1); _
                    = "1AR" "1A" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal2); _
                    = "PT" "SEQ" , SUPPORT_CLASSES = "SUBS"
  CLASS "3A1"       NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "SUBS"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                    = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                    = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                    = "X3" "3A1" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "PT"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"          Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S1"           Delay 0  Dated 20040425  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S125"         Delay 0  Dated 20040425  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S2"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S3"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S4"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "LCF"          Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA1", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS1", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA2", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS2", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("3A1") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("3A1")) DEFINE DYNAMIC STICKY #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA3", "MONTH", "SHIFTR" )

  DEFINE DYNAMIC STICKY #Sub2TimesLossPct3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS3", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY  #TotSubBalAgg  = #SubBal1 + #SubBal2 + #SubBal3
  DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3
!
TRIGGER "CumLoss1" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #ReduceTestA1 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger1" _
        FULL_NAME   "Shifting Interest Group 1 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN  (  IF  CURMONTH  GT  84  THEN   TRIG_EFFECTIVE_YES  ELSE
TRIG_EFFECTIVE_ALWAYSPASS  ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss1","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss1" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #Sub2TimesLossPct1 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger1" _
        FULL_NAME   "Sub Two Times Group 1 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss1","TRIGVAL"));
!
!
TRIGGER "CumLoss2" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #ReduceTestA2 ); _

        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger2" _
        FULL_NAME   "Shifting Interest Group 2 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss2","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss2" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #Sub2TimesLossPct2 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger2" _
        FULL_NAME   "Sub Two Times Group 2 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss2","TRIGVAL"));
!
!
TRIGGER "CumLoss3" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #ReduceTestA3 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger3" _
        FULL_NAME   "Shifting Interest Group 3 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss3","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss3" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #Sub2TimesLossPct3 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger3" _
        FULL_NAME   "Sub Two Times Group 3 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss3","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 /
NDAYS_ACCRUE_INT("SUBS#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules

------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("3A1") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("3A1") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate : #ShiftTest1 = NOT TRIGGER("ShiftTrigger1") calculate : #ShiftTest2 = NOT TRIGGER("ShiftTrigger2") calculate : #ShiftTest3 = NOT TRIGGER("ShiftTrigger3")
!
   calculate : #Sub2TimesTrigger1 = NOT TRIGGER("TwoTimesTrigger1")
!
   calculate : #Sub2TimesTrigger2 = NOT TRIGGER("TwoTimesTrigger2")
!
   calculate : #Sub2TimesTrigger3 = NOT TRIGGER("TwoTimesTrigger3") calculate : #Sub2TimesTriggerAgg = #Sub2TimesTrigger1 AND
#Sub2TimesTrigger2 AND #Sub2TimesTrigger3
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "3A1", "SUBORD_3") _
                                    GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "3A1", "SUBORD_3") AND _
                                    #Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3)
!
   calculate : #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE  #SenPct1 + SHIFT%(1) *  (1-#SenPct1),  _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS  FAILVAL_PRIOREND  _
   (#ShiftTest1  AND  #ShiftTest2  AND #ShiftTest3)
!
   calculate : #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE  #SenPct2 + SHIFT%(2) *  (1-#SenPct2),  _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS  FAILVAL_PRIOREND  _
   (#ShiftTest1  AND  #ShiftTest2  AND #ShiftTest3)
!
   calculate : #SenPrep3 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3)
!
!
   calculate : #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate : #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate : #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "3A1" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!
  calculate :  #SenSchedAlloc1   = #SCH11 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = #PRP11 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = #REC11
  calculate :  #SenSchedAlloc2   = #SCH22 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = #PRP22 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = #REC22
  calculate :  #SenSchedAlloc3   = #SCH33 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = #PRP33 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = #REC33

!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched  =  #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov  =  #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay =  #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","3A1")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","3A1")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("3A1") / BBAL("SNR_1","SNR_2","3A1")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "3A1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("SUBORD_1"),  #VS1)
   calculate : #RemSubExcessSub1 = #VS1 -  #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("SUBORD_1") -
#SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("SUBORD_2"),  #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2  = OPTIMAL_PRINCPMT("SUBORD_2") -
#SubExcessSub2
   calculate : #SubExcessSub3    = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3)
   calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3
   calculate : #RemSubOptPrinc3  = OPTIMAL_PRINCPMT("SUBORD_3") -
#SubExcessSub3
   calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 + #RemSubExcessSub3
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2 +
#RemSubOptPrinc3
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("3A1" )
         pay :  CLASS INTSHORT  PRO_RATA ("3A1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "3A1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A" )
------------------------------------
!
        from :  CLASS ( "1A" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "1A" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "PT"; "SEQ" )
         pay :  CLASS INTSHORT PRO_RATA  ( "PT"; "SEQ" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "PT" ; "SEQ" )
------------------------------------
!
        from :  CLASS ( "PT" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "PT" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay :  CLASS INTEREST PRO_RATA  ( "S1"; "S125"; "S2"; "S3"; "S4";
"LCF" )
         pay :  CLASS INTSHORT PRO_RATA  ( "S1"; "S125"; "S2"; "S3"; "S4";
"LCF" )
------------------------------------
        from :  CLASS ( "SEQ" )
         pay :  CLASS BALANCE SEQUENTIAL ( "S1", "S125", "S2", "S3", "S4",
"LCF" )
------------------------------------
!
        from :  CLASS ( "S1" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A3"; "2A3IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A3"; "2A3IO" )
------------------------------------
        from :  CLASS ( "S1" )
         pay :  CLASS BALANCE PRO_RATA ( "2A3" ; "2A3IO" )
------------------------------------
!
        from :  CLASS ( "S125" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A4"; "2A4IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A4"; "2A4IO" )
------------------------------------
        from :  CLASS ( "S125" )
         pay :  CLASS BALANCE PRO_RATA ( "2A4" ; "2A4IO" )
------------------------------------
!
        from :  CLASS ( "S2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A5"; "2A5IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A5"; "2A5IO" )
------------------------------------
        from :  CLASS ( "S2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A5" ; "2A5IO" )
------------------------------------
!
        from :  CLASS ( "S3" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A6"; "2A6IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A6"; "2A6IO" )
------------------------------------
        from :  CLASS ( "S3" )
         pay :  CLASS BALANCE PRO_RATA ( "2A6" ; "2A6IO" )
------------------------------------
!
        from :  CLASS ( "S4" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A7"; "2A7IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A7"; "2A7IO" )
------------------------------------
        from :  CLASS ( "S4" )
         pay :  CLASS BALANCE PRO_RATA ( "2A7" ; "2A7IO" )
------------------------------------
!
        from :  CLASS ( "LCF" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A8"; "2A8IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A8"; "2A8IO" )
------------------------------------
        from :  CLASS ( "LCF" )
         pay :  CLASS BALANCE PRO_RATA ( "2A8" ; "2A8IO" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
        from :  CLASS ( "2A5" )
         pay :  SEQUENTIAL ( "2A5#1" )
------------------------------------
        from :  CLASS ( "2A6" )
         pay :  SEQUENTIAL ( "2A6#1" )
------------------------------------
        from :  CLASS ( "2A7" )
         pay :  SEQUENTIAL ( "2A7#1" )
------------------------------------
        from :  CLASS ( "2A8" )
         pay :  SEQUENTIAL ( "2A8#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "3A1" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_SUBS )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
!
------------------------------------  PAYDOWN  SUBORD   TRANCHES
   calculate :  #PrincReduce  =  BBAL("SUBS#1")  -  BBAL("SUBS")
   calculate :  #SubPrinc1    =  BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    =  BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3    =  BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate :  #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1",
"SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1")
LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "1A2#1", "SUBS#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "3A1#1"
) - COLL_BAL(1,2,3))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1", "1A2#1" ) / BBAL( "1AR#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1", "2A8#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1" ) / BBAL( "1AR#1", "1A1#1",
"1A2#1", "2A1#1", "2A2#1",  "2A3#1",  "2A4#1",  "2A5#1",  "2A6#1",  "2A7#1",
"2A8#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "2A8#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN  PRO_RATA  (  "2A1#1";  "2A2#1";  "2A3#1";  "2A3IO#1";
"2A4#1"; "2A4IO#1";  "2A5#1"; "2A5IO#1"; "2A6#1"; "2A6IO#1"; "2A7#1"; "2A7IO#1";
"2A8#1"; "2A8IO#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1A2#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    =
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#
1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1", "1A2#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate :  #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1", "2A8#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN  PRO_RATA  (  "2A1#1";  "2A2#1";  "2A3#1";  "2A3IO#1";
"2A4#1"; "2A4IO#1";  "2A5#1"; "2A5IO#1"; "2A6#1"; "2A6IO#1"; "2A7#1"; "2A7IO#1";
"2A8#1"; "2A8IO#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBS#1" )

------------------------------------
   calculate : #WriteDown3 = BBAL("GRP3")
------------------------------------
   calculate :  #WD_SUBORD_3 = MIN(BBAL("SUBORD_3#1"), #Writedown3)
   calculate :  #Writedown3 = #Writedown3 - #WD_SUBORD_3
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_3 )
         pay :  DECREMENT( BALANCE "SUBORD_3#1", BY #WD_SUBORD_3 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040401    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life  Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.1963359637 (
92005654.36 /     92005654.36 );     92005654.36                      0.375
0.375            358:1     358:1       359 NO_CHECK ARM LIBOR_1YR
2.2500000000    36   12 SYNC_INT     10.1963359637    2.0000000000
2.2500000000         0      0
GROUP 1       TEASER

M        2     "3/1 ARM"       WL    00    WAC       4.0255852472 (
114070887.47 /    114070887.47 );    114070887.47                      0.375
0.375            360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    37   12 SYNC_INT     10.0255852472    2.0000000000
2.2500000000         0      0
GROUP 1       TEASER
M        3     "5/1 ARM"       WL    00    WAC       4.5000000000 (
696283.97 /       696283.97 );       696283.97                      0.25
0.25             356:4     356:4       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    57   12 SYNC_INT      9.6250000000    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        4     "5/1 ARM"       WL    00    WAC       4.7586963396 (
1071996.14 /      1071996.14 );      1071996.14                      0.25
0.25             358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.7586963396    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.5641930465 (
223755621.43 /    223755621.43 );    223755621.43                      0.25
0.25             357:1     357:1       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5641930465    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.5481307722 (
145178475.24 /    145178475.24 );    145178475.24                      0.25
0.25             358:0     358:0       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5481307722    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        7     "5/1 ARM IO"    WL    00    WAC       4.5153062612 (
331449787.10 /    331449787.10 );    331449787.10                      0.25
0.25             359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5153062612    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        8     "5/1 ARM IO"    WL    00    WAC       4.5052420809 (
170716444.82 /    170716444.82 );    170716444.82                      0.25
0.25             360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5052420809    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        9     "7/1 ARM"       WL    00    WAC       5.5663067384 (
1146253.07 /      1146253.07 );      1146253.07                      0.25
0.25             357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    82   12 SYNC_INT     10.5663067384    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        10    "7/1 ARm"       WL    00    WAC       5.1800589811 (
15061186.20 /     15061186.20 );     15061186.20                      0.25
0.25             359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    84   12 SYNC_INT     10.1800589811    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        11    "7/1 ARm"       WL    00    WAC       5.0899007710 (
14676462.00 /     14676462.00 );     14676462.00                      0.25
0.25             360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    85   12 SYNC_INT     10.0899007710    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER

!  B04D_ROLL2.CDI  #CMOVER_3.0E WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.212  ,  subroutines 3.0g1
!!   04/07/2004   3:55 PM
!

!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America

!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail." !The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you,

!and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

 COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT  #OrigCollBal = 1109829051.80
  DEFINE CONSTANT  #OrigCollBal1 = 206076541.83
  DEFINE CONSTANT  #OrigCollBal2 = 872868608.70
  DEFINE CONSTANT  #OrigCollBal3 = 30883901.27
!
  DEFINE CONSTANT  #OrigBondBal = 1109829051.80
  DEFINE CONSTANT  #OrigBondBal1 = 206076541.83
  DEFINE CONSTANT  #OrigBondBal2 = 872868608.70
  DEFINE CONSTANT  #OrigBondBal3 = 30883901.27
!
  DEFINE #BondBal1                       = 230478051.80
  DEFINE #BondBal2                       = 879266951.80
  DEFINE #BondBal3                       = 60015951.80
  DEFINE #BondBal                        = 1169760955.40
!
   FULL_DEALNAME:        BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-D
!
   DEAL SIZE:            $ 1109829051.80
   PRICING SPEED:        25% CPR
!  ISSUE DATE:           20040401
   SETTLEMENT DATE:      20040429
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
  TRUSTEE_FEE    GROUP 1     0.002
!
  TRUSTEE_FEE    GROUP 2     0.002
!
  TRUSTEE_FEE    GROUP 3     0.002
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040401 _
       DEAL_FIRSTPAY_DATE         20040525
!
!

  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE  DYNAMIC  STICKY  #NetRate1  =  ( COLL_I_MISC("COUPON",1)  )  /
COLL_PREV_BAL(1)    *   1200

  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS1" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS2" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS3" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%
!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR        1.4925
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "1AR", "1A1", "1A2", "2A1", "2A2", "2A3", "2A3IO", "2A4", "2A4IO", "2A5", "2A5IO", "2A6", "2A6IO", "2A7",
"2A7IO", "2A8", "2A8IO", "3A1", "SUBS", "1IO", "2IO", "3IO"
!

!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 5564441.83 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     99
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 23567608.70 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.205981 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 833901.27 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20110325 THEN COLL_NETRATE(3) -  0.396 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block  195098000.00   GROUP  1  FREQ  M  FLOAT  RESET  M  _
          DAYCOUNT   30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT
   Block  5414000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360  BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  225000000.00   GROUP  2  FREQ  M  FLOAT  RESET  M  _
          DAYCOUNT   30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.631 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  449301000.00   GROUP  2  FREQ  M  FLOAT  RESET  M  _
          DAYCOUNT   30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.050 ELSE
COLL_NETRATE(2))

     0     999
!
Tranche "2A3" SEN_FLT
   Block  45267000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040425 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(1.62,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A3IO" SEN_FLT_IO
   Block 45267000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A3#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20040425  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 1.680 ELSE 0.0)
     0     999
!
Tranche "2A4" SEN_FLT
   Block  17692000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0 Dated 20040425 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(2.543,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A4IO" SEN_FLT_IO
   Block 17692000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A4#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20040425  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 2.603 ELSE 0.0)
     0     999
!
Tranche "2A5" SEN_FLT
   Block  31535000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(3.189,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A5IO" SEN_FLT_IO
   Block 31535000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A5#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 3.249 ELSE 0.0)
     0     999
!
Tranche "2A6" SEN_FLT
   Block  19407000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(3.678,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A6IO" SEN_FLT_IO
   Block 19407000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A6#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525

     ( IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 3.738 ELSE 0.0 )
     0     999
!
Tranche "2A7" SEN_FLT
   Block  20572000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(4.162,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A7IO" SEN_FLT_IO
   Block 20572000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A7#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     ( IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 4.222 ELSE 0.0 )
     0     999
!
Tranche "2A8" SEN_FLT
   Block  40527000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20090325 THEN MIN(4.134,COLL_NETRATE(2) - 0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A8IO" SEN_FLT_IO
   Block 40527000.00 GROUP 2  FREQ M FLOAT RESET M   NOTIONAL WITH BLOCK
"2A8#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     ( IF CURDATE LE 20090325 THEN COLL_NETRATE(2) - 4.194 ELSE 0.0 )
     0     999
!
Tranche "3A1" SEN_FLT
   Block  30050000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
     (IF CURDATE LE 20110325 THEN COLL_NETRATE(3) -  0.396 ELSE
COLL_NETRATE(3))
     0     99
!
Tranche "SUBS" JUN_WAC
   Block 29965951.80 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040401 Next 20040525
     ( #COUPON_SUBS )
    0    999
!
Tranche "1IO" SEN_IO
   Block 206076541.83 at 0.106 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20070425 THEN BBAL("1AR#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _
                                                              END   ( IF
CURDATE LT 20070425 THEN BBAL("1AR#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT   30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
!
Tranche "2IO" SEN_IO
   Block 872868608.70 at 0.205981 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20090325 THEN
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#
1") ELSE 0 ); _

                                                              END   ( IF
CURDATE LT 20090325 THEN
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#
1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "3IO" SEN_IO
   Block 30883901.27 at 0.396 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20110325 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _
                                                              END   ( IF
CURDATE LT 20110325 THEN BBAL("3A1#1","SUBORD_3#1")  ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040401 Next 20040525
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040401 Next 20040525 Settle  20040429
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040401 Next 20040525 Settle  20040429
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040401 Next 20040525 Settle  20040429
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040401 Next 20040525 Settle 20040429
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _
                    = "2A3"
  CLASS "2A3IO"     NO_BUILD_TRANCHE _
                    = "2A3IO"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "2A4IO"     NO_BUILD_TRANCHE _
                    = "2A4IO"
  CLASS "2A5"       NO_BUILD_TRANCHE _
                    = "2A5"
  CLASS "2A5IO"     NO_BUILD_TRANCHE _
                    = "2A5IO"
  CLASS "2A6"       NO_BUILD_TRANCHE _
                    = "2A6"
  CLASS "2A6IO"     NO_BUILD_TRANCHE _
                    = "2A6IO"

  CLASS "2A7"       NO_BUILD_TRANCHE _
                    = "2A7"
  CLASS "2A7IO"     NO_BUILD_TRANCHE _
                    = "2A7IO"
  CLASS "2A8"       NO_BUILD_TRANCHE _
                    = "2A8"
  CLASS "2A8IO"     NO_BUILD_TRANCHE _
                    = "2A8IO"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "1A" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A2"
  CLASS "PT" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2"
  CLASS "S1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A3" "2A3IO"
  CLASS "S125" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A4" "2A4IO"
  CLASS "S2" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A5" "2A5IO"
  CLASS "S3" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A6" "2A6IO"
  CLASS "S4" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A7" "2A7IO"
  CLASS "LCF" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A8" "2A8IO"
  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "S1" "S125" "S2" "S3" "S4" "LCF"
  CLASS "SUBS"      NO_BUILD_TRANCHE _
                    = "SUBS", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal1); _
                    = "1AR" "1A" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
(#OrigCollBal2); _
                    = "PT" "SEQ" , SUPPORT_CLASSES = "SUBS"
  CLASS "3A1"       NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "SUBS"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                    = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                    = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                    = "X3" "3A1" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "PT"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"          Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S1"           Delay 0  Dated 20040425  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S125"         Delay 0  Dated 20040425  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S2"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S3"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "S4"           Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "LCF"          Delay 24  Dated 20040401  Next
20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA1", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS1", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA2", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPct2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS2", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("3A1") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("3A1")) DEFINE DYNAMIC STICKY #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA3", "MONTH", "SHIFTR" )

  DEFINE DYNAMIC STICKY #Sub2TimesLossPct3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS3", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY  #TotSubBalAgg  = #SubBal1 + #SubBal2 + #SubBal3
  DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3
!
TRIGGER "CumLoss1" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #ReduceTestA1 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger1" _
        FULL_NAME   "Shifting Interest Group 1 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN  (  IF  CURMONTH  GT  84  THEN   TRIG_EFFECTIVE_YES  ELSE
TRIG_EFFECTIVE_ALWAYSPASS  ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss1","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss1" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #Sub2TimesLossPct1 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger1" _
        FULL_NAME   "Sub Two Times Group 1 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss1","TRIGVAL"));
!
!
TRIGGER "CumLoss2" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #ReduceTestA2 ); _

        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger2" _
        FULL_NAME   "Shifting Interest Group 2 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN  (  IF  CURMONTH  GT  84  THEN   TRIG_EFFECTIVE_YES  ELSE
TRIG_EFFECTIVE_ALWAYSPASS  ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss2","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss2" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #Sub2TimesLossPct2 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger2" _
        FULL_NAME   "Sub Two Times Group 2 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss2","TRIGVAL"));
!
!
TRIGGER "CumLoss3" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #ReduceTestA3 ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTrigger3" _
        FULL_NAME   "Shifting Interest Group 3 Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLoss3","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss3" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #Sub2TimesLossPct3 ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger3" _
        FULL_NAME   "Sub Two Times Group 3 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month ***         %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss3","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 /
NDAYS_ACCRUE_INT("SUBS#1")
!
  OPTIONAL REDEMPTION:    "Grp_1_Call" _
                          DATE 20070425 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Grp_2_Call" _
                          DATE 20090325 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Grp_3_Call" _
                          DATE 20110325 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _

** denotes greater than
*** denotes less than or equal to

                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("3A1") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("3A1") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate  :   #ShiftTest1 = NOT  TRIGGER("ShiftTrigger1")
   calculate  :   #ShiftTest2 = NOT  TRIGGER("ShiftTrigger2")
   calculate  :   #ShiftTest3 = NOT  TRIGGER("ShiftTrigger3")
!
   calculate :  #Sub2TimesTrigger1 = NOT TRIGGER("TwoTimesTrigger1")
!
   calculate :  #Sub2TimesTrigger2 = NOT TRIGGER("TwoTimesTrigger2")
!
   calculate : #Sub2TimesTrigger3 = NOT TRIGGER("TwoTimesTrigger3") calculate : #Sub2TimesTriggerAgg = #Sub2TimesTrigger1 AND
#Sub2TimesTrigger2 AND #Sub2TimesTrigger3
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "3A1", "SUBORD_3") _
                                    GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "3A1", "SUBORD_3") AND _
                                    #Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _

              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
(#ShiftTest1  AND  #ShiftTest2  AND  #ShiftTest3)
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#ShiftTest1 AND #ShiftTest2 AND #ShiftTest3)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "3A1" _

  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!

  calculate :  #SenSchedAlloc1   = #SCH11 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = #PRP11 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = #REC11
  calculate :  #SenSchedAlloc2   = #SCH22 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = #PRP22 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = #REC22
  calculate :  #SenSchedAlloc3   = #SCH33 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = #PRP33 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = #REC33
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched  = #SubSched1 + #SubSched2  + #SubSched3
   calculate : #SubRecov  = #SubRecov1 + #SubRecov2  + #SubRecov3
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","3A1")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","3A1")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("3A1") / BBAL("SNR_1","SNR_2","3A1")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1

!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "3A1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
   calculate  :  #SubExcessSub1    =  MIN(OPTIMAL_PRINCPMT("SUBORD_1"),  #VS1)
   calculate  :  #RemSubExcessSub1 =  #VS1  -   #SubExcessSub1
   calculate  :  #RemSubOptPrinc1  =  OPTIMAL_PRINCPMT("SUBORD_1") -
#SubExcessSub1
   calculate  :  #SubExcessSub2    =  MIN(OPTIMAL_PRINCPMT("SUBORD_2"),  #VS2)
   calculate  :  #RemSubExcessSub2 =  #VS2 -  #SubExcessSub2
   calculate  :  #RemSubOptPrinc2  =  OPTIMAL_PRINCPMT("SUBORD_2")  -
#SubExcessSub2
   calculate  :  #SubExcessSub3    =  MIN(OPTIMAL_PRINCPMT("SUBORD_3"),  #VS3)
   calculate  :  #RemSubExcessSub3 =  #VS3 - #SubExcessSub3
   calculate  :  #RemSubOptPrinc3  =  OPTIMAL_PRINCPMT("SUBORD_3") -
#SubExcessSub3
   calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 + #RemSubExcessSub3
   calculate  :  #RemSubOptPrinc   =  #RemSubOptPrinc1 + #RemSubOptPrinc2 +
#RemSubOptPrinc3
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("3A1" )
         pay :  CLASS INTSHORT  PRO_RATA ("3A1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "3A1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A" )
------------------------------------
!
        from :  CLASS ( "1A" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "1A" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "PT"; "SEQ" )
         pay :  CLASS INTSHORT PRO_RATA  ( "PT"; "SEQ" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "PT" ; "SEQ" )
------------------------------------
!
        from :  CLASS ( "PT" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "PT" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay :  CLASS INTEREST PRO_RATA  ( "S1"; "S125"; "S2"; "S3"; "S4";
"LCF" )
         pay :  CLASS INTSHORT PRO_RATA  ( "S1"; "S125"; "S2"; "S3"; "S4";
"LCF" )
------------------------------------
        from :  CLASS ( "SEQ" )
         pay :  CLASS BALANCE SEQUENTIAL ( "S1", "S125", "S2", "S3", "S4",
"LCF" )
------------------------------------
!
        from :  CLASS ( "S1" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A3"; "2A3IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A3"; "2A3IO" )
------------------------------------
        from :  CLASS ( "S1" )
         pay :  CLASS BALANCE PRO_RATA ( "2A3" ; "2A3IO" )
------------------------------------
!
        from :  CLASS ( "S125" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A4"; "2A4IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A4"; "2A4IO" )
------------------------------------
        from :  CLASS ( "S125" )
         pay :  CLASS BALANCE PRO_RATA ( "2A4" ; "2A4IO" )
------------------------------------
!
        from :  CLASS ( "S2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A5"; "2A5IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A5"; "2A5IO" )
------------------------------------
        from :  CLASS ( "S2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A5" ; "2A5IO" )
------------------------------------
!
        from :  CLASS ( "S3" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A6"; "2A6IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A6"; "2A6IO" )
------------------------------------
        from :  CLASS ( "S3" )
         pay :  CLASS BALANCE PRO_RATA ( "2A6" ; "2A6IO" )
------------------------------------
!
        from :  CLASS ( "S4" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A7"; "2A7IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A7"; "2A7IO" )
------------------------------------
        from :  CLASS ( "S4" )
         pay :  CLASS BALANCE PRO_RATA ( "2A7" ; "2A7IO" )
------------------------------------
!
        from :  CLASS ( "LCF" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A8"; "2A8IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A8"; "2A8IO" )
------------------------------------
        from :  CLASS ( "LCF" )
         pay :  CLASS BALANCE PRO_RATA ( "2A8" ; "2A8IO" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
        from :  CLASS ( "2A5" )
         pay :  SEQUENTIAL ( "2A5#1" )
------------------------------------
        from :  CLASS ( "2A6" )
         pay :  SEQUENTIAL ( "2A6#1" )
------------------------------------
        from :  CLASS ( "2A7" )
         pay :  SEQUENTIAL ( "2A7#1" )
------------------------------------
        from :  CLASS ( "2A8" )
         pay :  SEQUENTIAL ( "2A8#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "3A1" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_SUBS )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
!
------------------------------------   PAYDOWN SUBORD TRANCHES
 calculate : #PrincReduce =  BBAL("SUBS#1")  -  BBAL("SUBS")
 calculate : #SubPrinc1   =  BBAL("SUBORD_1#1")  -  BBAL("SUBORD_1")
 calculate : #SubPrinc2   =  BBAL("SUBORD_2#1")  -  BBAL("SUBORD_2")
 calculate : #SubPrinc3   =  BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
 calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3
 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg
 calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg
 calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
------------------------------------
  subject to : CEILING ( ( #SubPrinc1 - #PrincReduce1 ) ) pay : SEQUENTIAL ( "SUBORD_1#1" )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1" ) -
COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1",
"SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1")
LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1")
LT 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "1A2#1", "SUBS#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "3A1#1"
) - COLL_BAL(1,2,3))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1", "1A2#1" ) /
BBAL( "1AR#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1", "2A8#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1" ) / BBAL( "1AR#1", "1A1#1",
"1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1",
"2A8#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1",
"1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "2A8#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN  PRO_RATA  (  "2A1#1";  "2A2#1";  "2A3#1";  "2A3IO#1";
"2A4#1"; "2A4IO#1";  "2A5#1"; "2A5IO#1"; "2A6#1"; "2A6IO#1"; "2A7#1"; "2A7IO#1";
"2A8#1"; "2A8IO#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1A2#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    =
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#
1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1", "1A2#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1",
"2A6#1", "2A7#1", "2A8#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN  PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A3IO#1";
"2A4#1"; "2A4IO#1";  "2A5#1"; "2A5IO#1"; "2A6#1"; "2A6IO#1"; "2A7#1"; "2A7IO#1";
"2A8#1"; "2A8IO#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown3 = BBAL("GRP3")
------------------------------------
   calculate :  #WD_SUBORD_3 = MIN(BBAL("SUBORD_3#1"), #Writedown3)
   calculate :  #Writedown3 = #Writedown3 - #WD_SUBORD_3
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_3 )
         pay :  DECREMENT( BALANCE "SUBORD_3#1", BY #WD_SUBORD_3 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0
  WL  20040401    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos  P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
Index          Margin ToRst RstPer  ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.1963359637 (
92005654.36 /     92005654.36 );     92005654.36                      0.375
0.375            358:1     358:1       359 NO_CHECK ARM LIBOR_1YR
2.2500000000    36   12 SYNC_INT     10.1963359637    2.0000000000
2.2500000000         0      0
GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       4.0255852472 (
114070887.47 /    114070887.47 );    114070887.47                      0.375
0.375            360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    37   12 SYNC_INT     10.0255852472    2.0000000000
2.2500000000         0      0
GROUP 1       TEASER
M        3     "5/1 ARM"       WL    00    WAC       4.5000000000 (
696283.97 /       696283.97 );       696283.97                      0.25
0.25             356:4     356:4       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    57   12 SYNC_INT      9.6250000000    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        4     "5/1 ARM"       WL    00    WAC       4.7586963396 (
1071996.14 /      1071996.14 );      1071996.14                      0.25
0.25             358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.7586963396    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.5641930465 (
223755621.43 /    223755621.43 );    223755621.43                      0.25
0.25             357:1     357:1       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5641930465    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.5481307722 (
145178475.24 /    145178475.24 );    145178475.24                      0.25
0.25             358:0     358:0       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5481307722    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        7     "5/1 ARM IO"    WL    00    WAC       4.5153062612 (
331449787.10 /    331449787.10 );    331449787.10                      0.25
0.25             359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5153062612    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        8     "5/1 ARM IO"    WL    00    WAC       4.5052420809 (
170716444.82 /    170716444.82 );    170716444.82                      0.25
0.25             360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5052420809    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR
60 GROUP 2       TEASER
M        9     "7/1 ARM"       WL    00    WAC       5.5663067384 (
1146253.07 /      1146253.07 );      1146253.07                      0.25
0.25             357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    82   12 SYNC_INT     10.5663067384    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER

M        10    "7/1 ARm"       WL    00    WAC       5.1800589811 (
15061186.20 /     15061186.20 );     15061186.20                      0.25
0.25             359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    84   12 SYNC_INT     10.1800589811    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER
M        11    "7/1 ARm"       WL    00    WAC       5.0899007710 (
14676462.00 /     14676462.00 );     14676462.00                      0.25
0.25             360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    85   12 SYNC_INT     10.0899007710    2.0000000000
2.2500000000         0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Wednesday, April 07, 2004 11:05 AM
Subject: BOAMS 04-D BENCHMARK YIELDS


BOAMS 04-D           BENCHMARK YIELDS

         0.50YR EDSF 1.276%
         1.25YR EDSF 1.707%
         2YR SWAP    2.149%
         3YR SWAP    2.719%                BOND YIELDS AND
         4YR SWAP    3.177%                PRICES TO FOLLOW
         5YR SWAP    3.540%

         2.57YR SWAP 2.474%
         2.86YR SWAP 2.639%
         4.13YR SWAP 3.224%
         4.91YR SWAP 3.507%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-D. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

BOAMS 04-D -- HYBRID ARMS (3/1, 5/1, 7/1)            LAUNCH
MGRS:  BAS(LEAD)/BEAR/LEHMAN                  PRICING: 4/07 11:00 AM EDT

CLASS    TYPE        SIZE(MM)    WAL  WNDW   APPR $PX   PX TALK
STATUS
1A1   3/1 PSTH WAC   $195.098   1.95  1-36   $101-00   +82.5/2YR SW     SUBJ
2A1   5/1 PSTH WAC   $225.000   2.57  1-59   $100-00   +110/SWAPS       SUBJ
2A2   5/1 PSTH WAC   $449.301   2.57  1-59   $101-00   +125/SWAPS       SUBJ
2A3   5/1 SEQ FIX    $ 45.267   0.50  1-12   $100-00   +35/EDSF         SUBJ
2A4   5/1 SEQ FIX    $ 17.692   1.25  12-18  $100-00   +85/EDSF         SUBJ
2A5   5/1 SEQ FIX    $ 31.535   2.00  18-31  $100-00   +95/SWAPS        SUBJ
2A6   5/1 SEQ FIX    $ 19.407   3.00  31-42  $100-00   +90/SWAPS        SUBJ
2A7   5/1 SEQ WAC    $ 20.572   4.13  42-59  $100-00   +90/SWAPS        SUBJ
2A8   5/1 SEQ WAC    $ 40.527   4.91  59-59  $100-00   +60/SWAPS        SUBJ
3A1   7/1 PSTH WAC   $ 30.050   2.86  1-83   $101-00   +140/SWAPS       SUBJ

SETTLEMENT:  4/29/04
RATINGS:   S&P/FITCH                  PRICING SPEED:  25% CPR TO WA ROLL

***0 DAY DELAY ON 2A3 AND 2A4

***NO AUCTION CALL ON SEQUENTIALS
***SIZING WITHIN GROUP 2 BASED UPON DEMAND

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-D. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

BOAMS 04-D           BENCHMARK YIELDS

         0.50YR EDSF 1.276%
         1.25YR EDSF 1.707%
         2YR SWAP    2.149%
         3YR SWAP    2.719%                BOND YIELDS AND
         4YR SWAP    3.177%                PRICES TO FOLLOW
         5YR SWAP    3.540%

         2.57YR SWAP 2.474%
         2.86YR SWAP 2.639%
         4.13YR SWAP 3.224%
         4.91YR SWAP 3.507%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-D. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

BOAMS 04-D -- HYBRID ARMS (3/1, 5/1, 7/1)            ANNOUNCEMENT
MGRS:  BAS(LEAD)/BEAR/LEHMAN

CLASS    TYPE        SIZE(MM)    WAL  WNDW   APPR $PX   PX TALK
STATUS
1A1   3/1 PSTH WAC   $200.512   1.95  1-36   $101-00   +80-85/2YR SW    OPEN
2A1   5/1 PSTH WAC   $200.000   2.57  1-59   $100-00   +105-110/SWAPS   OPEN
2A2   5/1 PSTH WAC   $474.301   2.57  1-59   $101-00   +120-125/SWAPS   OPEN
2A3   5/1 SEQ FIX    $ 45.267   0.50  1-12   $100-00   +35-38/EDSF      OPEN
2A4   5/1 SEQ FIX    $ 17.692   1.25  12-18  $100-00   +85-90/EDSF      OPEN
2A5   5/1 SEQ FIX    $ 31.535   2.00  18-31  $100-00   +95-100/SWAPS    OPEN

2A6   5/1 SEQ FIX    $ 19.407   3.00  31-42  $100-00   +85-90/SWAPS     OPEN
2A7   5/1 SEQ WAC    $ 20.572   4.13  42-59  $100-00   +80-85/SWAPS     OPEN
2A8   5/1 SEQ WAC    $ 40.527   4.91  59-59  $100-00   +50-55/SWAPS     OPEN
3A1   7/1 PSTH WAC   $ 30.050   2.86  1-83   $101-00   +135-140/SWAPS   OPEN

SETTLEMENT:  4/29/04                  PRICING:       4/06-4/08
RATINGS:   S&P/FITCH                  PRICING SPEED:  25% CPR TO WA ROLL

***0 DAY DELAY ON 2A3 AND 2A4
***NO AUCTION CALL ON SEQUENTIALS
***SIZING WITHIN GROUP 2 BASED UPON DEMAND

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-D. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

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